As filed with the U.S. Securities and Exchange Commission on February 9, 2021

Registration Nos. 333-133671

811-07534

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 23
and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 55

PARAGON SEPARATE ACCOUNT B

(Exact Name of Registrant)

METROPOLITAN LIFE INSURANCE COMPANY

(Name of Depositor)

200 Park Avenue

New York, NY 10166

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (212) 578-9500

METROPOLITAN TOWER LIFE INSURANCE COMPANY

200 Park Avenue

New York, NY 10166

(Name and Address of Guarantor)

Stephen W. Gauster, Esq.

Executive Vice President and General Counsel

Metropolitan Life Insurance Company

200 Park Avenue

New York, New York 10166

(Name and address of agent for service)

Copy to:

W. Thomas Conner, Esq.

Vedder Price P.C.

1401 I Street, N. W.

Suite 1100

Washington, D.C. 20005

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☒	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Policies and (ii) Guarantee related to insurance obligations under these Group and Individual Flexible Premium Variable Life Insurance Policies.

PROSPECTUS

April/May __, 2021

GROUP VARIABLE UNIVERSAL LIFE INSURANCE

POLICIES AND CERTIFICATES

(METFLEX GVUL C)

Issued By

PARAGON SEPARATE ACCOUNT B

METROPOLITAN LIFE INSURANCE COMPANY

Direct All Correspondence And Inquiries To The Administrative Office:

METLIFE GVUL

Administrative Office::

Suite 101

11330 Olive Boulevard

St. Louis, Mo 63141

Phone number: (800) 756-0124

This Prospectus describes group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (the “Company,” “Metropolitan Life”, “MetLife,” “we,” “our,” or “us”) which are designed for use in group insurance programs sponsored by employers or other organizations. An employer or sponsoring organization (the “Employer”) will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the employer or sponsoring organization. We will issue Certificates to eligible employees or members (the “Employees”) showing the rights of the Certificate Owner (“Owner” or “you”). The Employee is usually both the Owner and the Insured under a Certificate unless a different Owner is designated by the Employee.

The Certificate is a long-term investment designed to provide significant life insurance benefits. This prospectus provides information that a prospective owner should know before investing in the Certificate. You should consider the Certificate in conjunction with other insurance you own.

Replacing any existing life insurance with this Certificate may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Certificate or to take withdrawals from another Certificate you own to make premium payments under this Certificate.

If you are a new investor in the Certificate, you may cancel your Certificate generally within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if you request an increase in Face Amount for that increase. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Paragon Separate Account B (the “Separate Account”) consists of a number of Divisions (Divisions may be referred to as “Investment Divisions” in your Certificate and marketing materials) each of which invests solely in an underlying fund (the “Fund”). You may allocate net premiums to the Divisions that invest in the Funds available in your group insurance Plan or to the Fixed Account.

Please see the Appendix A of this prospectus for a list of the Funds available for your group insurance plan.

Please note that the Certificates and the Funds:

•	are not guaranteed to achieve their goals;

•	are not federally insured;

•	are not endorsed by any bank or government agency; and

•	are subject to risks, including loss of the amount invested.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Certificate or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE CONTRACTS AS DESCRIBED IN THIS PROSPECTUS UNTIL THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT RELATING TO THE CONTRACTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE CONTRACTS AND IS NOT SOLICITING AN OFFER TO BUY THESE CONTRACTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Important Information

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the shareholder reports will be made available on www.metlife.com, and you will be notified by mail each time a shareholder report is posted and provided with a website link to access the shareholder report.

If you already elected to receive your shareholder report electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications, including Portfolio prospectuses and other information we send you by calling us at (800) 756-0124.

If you wish to continue to receive shareholder reports in paper on and after January 1, 2021, we will continue to send you all future reports in paper, free of charge. Please call (800) 756-0124 if you wish to continue receiving paper copies of the Portfolios’ shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios available under your Policy.

(continued)

KEY INFORMATION

Important Information You Should Consider About the Certificate

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None
Transaction Charges	We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. In addition to transaction charge that may apply if you surrender your Certificate or make a partial withdrawal, you also may be charged for other transactions (such as when you make a premium payment (for Groups A and B) or transfer cash value between investment options or request an increase in your specified face amount).			“Charges and Deductions —Transaction Charges”
Ongoing Fees and Expenses	In addition to charges described above, an investment in the Certificate is subject to certain ongoing fees and expenses, including a monthly deduction covering the cost of insurance under the Certificate, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the insured (e.g., the age and rate class of the covered person) as well as the Group mortality characteristics. Please refer to the specifications page of your Certificate for applicable rates. There is also a Separate Account charge equal to an effective annual rate of .90% of the average daily value of the assets in the Separate Account attributable to the Certificates.			“Charges and Deductions– Monthly Deduction” “Charges and Deductions – Mortality and Expense Risk Charge”
	You will also bear expenses associated with the Portfolios available under your Certificate, as shown in the following table:			“Charges and Deductions – Fund Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolio fees and charges)	_____%	____%

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Certificate.	Principal Certificate Risks - Investment Risk “
Not a Short-Term Investment	The Certificates are designed to provide lifetime insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make premium payments and you will also pay a transaction fee on partial withdrawals.	“Principal Certificate Risks – Surrender and Partial Withdrawals and Short-Term Investment Risk”
Risks Associated with Investment Options	An investment in this Certificate is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Certificate. Each investment option (including any fixed account investment option) has its own unique risks. You should review the investment options before making an investment decision.	“Principal Certificate Risks — Fund Risks”

	RISKS	LOCATION IN PROSPECTUS
Insurance Company Risks	Policies are subject to the risks related to Metropolitan Life, including any obligations (including under any fixed account investment options), guarantees, and benefits of the Certificate are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling 1-800-756-0124.	“The Company and the Fixed Account”
Contract Lapse	Your Certificate may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the cash surrender value under your Certificate is insufficient to cover the monthly deduction. Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences. If the Certificate lapses, no death benefit will be paid.	“Principal Certificate Risks”

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

At the present time, no charge is assessed against the cash value of a Certificate when amounts are transferred among the investment divisions of the Separate Account and between the investment divisions and the Fixed Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year. Certificate owners may transfer cash value between and among the investment divisions and the Fixed Account. Metropolitan Life also has policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading, and in those instances, there are additional limits that apply to transfers.

Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Certificate.

“Certificate Benefits- Transfers”
Optional Benefits	Rider availability is subject to your employer making the rider available. Depending upon your Employer’s requirements, certain Policy riders may only be able to be added to in force Policies during the Employer’s annual enrollment. With respect to the dependent life benefit riders (spouse coverage or child coverage), the Policy owner must be in active status as an employee of the Employer in order to add these riders.	“Certificate Benefits -Additional Benefits and Riders”

	TAXES	LOCATION IN PROSPECTUS
Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under this Certificate.

Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Lapse of a Certificate on which there is an outstanding loan may have adverse tax consequences

“Federal Tax Matters”
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation	Your investment professional may receive compensation relating to your ownership of a Certificate, both in the form of commissions and continuing payments. This conflict of interest may influence your investment professional when advising you on your Certificate.	“Distribution of the Group Policy and the Certificates”
Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of your current Certificate. You should only exchange your Certificate if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing Certificate.	“Distribution of the Group Policy and the Certificates”

OVERVIEW OF THE CERTIFICATE

Purpose of the Certificate

The Certificate is designed to provide insurance coverage on the insured(s) named in the Certificate, as well as maximum flexibility in connection with premium payments and death benefits. This flexibility allows you to provide for changing insurance needs within the confines of a single insurance policy. The Certificate also provides tax preferred accumulation of assets as well as favorable tax treatment of insurance proceeds.

Premium Payments

Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. Every premium payment (other than a planned premium) paid must be at least $20. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Certificate will remain in force. Rather, this depends on the Certificate’s cash surrender value. Insufficient premiums may result in lapse of the Certificate. Premiums may be allocated among the investment options including the Fixed Account. Additional information about each Portfolio including its investment objective, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A at the end of the Prospectus (see “Appendix A: Funds Available under the Certificate”).

Features of the Certificate

The Certificate has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility is connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.

This Certificate is a variable universal life insurance Certificate. The Certificate is “variable” because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Certificate, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the Fixed Account, the premiums you pay, the Certificate fees and charges we deduct, and the effect of any Certificate transactions (such as transfers, partial withdrawals, and loans). We do not guarantee any minimum cash value. You could lose some or all of your money.

The Certificate is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Certificate is excludible from the gross income of the beneficiary under that Certificate, and the Certificate Owner is not deemed to be in constructive receipt of the cash value of the Certificate until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

Flexibility of Premiums. The Employer may elect to remit planned premiums on your behalf equal to an amount you authorize to be deducted from your wages or otherwise make available to the Employer. You may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

Cancellation Privilege. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receipt of the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate. A free look period also applies if you request an increase in Face Amount for that increase.

Standard Death Benefit

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions and any benefits paid under the Accelerated Benefits Rider as of the end of the Valuation Period that includes the date of the Insured’s death.

You may choose between two death benefit options available under the Certificate. After the first Certificate Anniversary, you may change the death benefit option while the Certificate is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the Insured’s date of death.

•	Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Certificate or, if greater, a percentage of Cash Value based on federal tax law requirements.

•

Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Certificate plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Policies and Employer-sponsored programs.

So long as a Certificate remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Certificate to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Certificate was issued.

Surrenders, Partial Withdrawals, Transfers and Loans

Surrenders. At any time that a Certificate is in effect, you may elect to surrender the Certificate and receive its Cash Surrender Value. A surrender may have tax consequences.

Partial Withdrawals. You may request to withdraw part of the Cash Surrender Value once each Certificate Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Certificate will lapse (terminate without value).

Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or Fixed Account. There are restrictions on transfers involving the Fixed Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”

Loans. You may borrow against the Cash Value of a Certificate. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and the Fixed Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested to our guaranteed issue procedure. Under this procedure, the Employee purchasing a Certificate for the first time must answer qualifying questions in the application for Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Certificates guaranteed issue and simplified issue healthy individuals will pay higher cost of insurance rates than they would under substantially similar certificates using different underwriting methods.) The Face Amount for which an Employee may apply under the guaranteed issue procedure is subject to certain maximums.

Fixed Account. You may place money in the Fixed Account where it earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We may credit higher rates of interest, but are not obligated to do so.

Separate Account. You may direct the money in your Certificate to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed in Appendix A, below.

Cash Value. Cash Value is the sum of your amounts in the Fixed Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the Fixed Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Cash Value.

Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Certificate. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Plans may not offer certain riders. Please contact us at our Administrative Office for further details.

Paid-Up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit. (“Paid-up” means no further premiums are required.)

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and making partial withdrawals from the Certificate. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. The Employer chooses which charges, Group A, Group B or Group C, will apply to the Certificates issued to the Employees of the Employer. (See “Issuing the Certificate—Selection of Charge Structure (Group A, Group B and Group C)”).

Base Contract Transaction Charges

The table below describes the fees and expenses that you will pay at the time that you buy the Certificate, make partial withdrawals from the Certificate, or transfer Cash Value among the Separate Account Divisions and the Fixed Account.

Charge	When Charge is Deducted	Maximum Guaranteed Charge Deducted
		Group A	Group B	Group C

Premium Expense Charges(1)

Maximum Premium Expense Charge	Upon receipt of each premium payment	7.75% of each premium payment	7.75% of each premium payment	No explicit charge(2)

Premium Tax Charge	Upon receipt of each premium payment	2.25% of each premium payment	2.25% of each premium payment	No explicit charge(2)

Partial Withdrawal Charge	Upon each partial withdrawal from the Certificate	The lesser of $25 or 2% of the amount withdrawn

Transfer Charge	Upon transfer in excess of 12 in a Certificate Year	$25 per transfer(3)

Accelerated Benefits Rider Administrative Charge	At the time an accelerated death benefit is paid	$150(3)

(1)	On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.
(2)

For Certificates issued under a Group C charge structure, the premium expense charge and the premium tax charge are not assessed as explicit charges; instead, they are included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C)”.

(3)	We do not currently impose this charge.

Periodic Charges Other Than Annual Portfolio Expenses

The following table describes the periodic fees and expenses, other than annual portfolio expenses, which you will pay during the time that you own the Certificate. The table also includes rider charges that will apply if you purchase any rider(s).

Base Contract Periodic Charges Applicable to All Certificates

Charge	When Charge Is Deducted	Amount Deducted

Cost Of Insurance Charge(1), (2)	On the Investment Start Date and each succeeding Monthly Anniversary

Minimum Charge		$0.0205 per $1,000 net amount at risk

Maximum Charge		$112.627 per $1,000 net amount at risk

Charge for a Representative Insured (3)		$0.094 per $1,000 net amount at risk

Maximum Guaranteed Charge Deducted
Charge	When Charge Is Deducted	Group A	Group B	Group C
Administrative charge(4)	On the Investment Start Date and on each succeeding Monthly Anniversary	$6.50 per Certificate per month	No explicit charge(5)	No explicit charge (5)

Mortality and Expense Risk Charge(6)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(7)	On each Certificate Anniversary	2.0%

Periodic Charges Applicable to Any Optional Riders That May be Added to Your Certificate

Charge(8)	When Charge is Deducted	Amount Deducted

Waiver of Monthly Deductions During Total Disability Rider(9,10)	On rider start date and on each Monthly Anniversary

Minimum Charge		$0.002 per $1,000 of net amount at risk

Maximum Charge(11)		$112.627 per $1,000 of net amount at risk

Charge for a Representative Insured(12)		$0.001 per $1,000 of net amount at risk

Dependent’s Life Benefits Rider—	On rider start date and on each Monthly Anniversary

Child • Minimum Charge • Maximum Charge • Charge for Representative Insured(14)		$0.0205 per $1,000 of coverage $112.627 per $1,000 of coverage $0.120 per $1,000 of coverage

Charge(8)	When Charge is Deducted	Amount Deducted

Spouse(10,13)
• Minimum Charge • Maximum Charge • Charge for Representative Insured(14)		$0.050 per $1,000 of coverage $112.627 per $1,000 of coverage $0.100 per $1,000 of coverage

Accelerated Benefits Rider(15)	On rider start date and on each Monthly Anniversary

Minimum Charge		$0.00 per $1,000 of net amount at risk

Maximum Charge(11)		$112.67 per $1,000 net amount at risk

Charge for a Representative Insured(12)		$0.00 per $1,000 of net amount at risk

Accidental Death and Dismemberment Insurance Rider	On the rider start date and on each Monthly Anniversary

Minimum Charge		$.014 per $1,000 of net amount at risk
Maximum Charge(11)		$112.627 per $1,000 net amount at risk

Charge for a Representative Insured(12)		$0.016 per $1,000 of net amount at risk

(1)

Cost of insurance rates vary based on the Insured’s Attained Age and rate class. The cost of insurance charge will also vary depending on which charge structure the Employer has chosen for the Certificates. The cost of insurance charge is greater for participants in a Plan that uses a Group B or Group C charge structure than those in a Plan that uses a Group A charge structure. (See “Issuing the Certificate—Selection of Charge Structure, Group A, Group B and Group C.”) The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office. The guaranteed cost of insurance rates will not exceed 400% of rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”) for group contracts issued prior to January 1, 2020 and based on 2017 CSO table for group contracts issued on and after January 1, 2020.

(2)

Premium payments are flexible, charges are deducted from the cash value in the separate account and fixed account investment options. Charges vary based upon individual characteristics of each insured such as sex, age, smoker or nonsmoker class.

(3)	A representative Insured is a person with an, attained age of 43, actively at work
(4)

The maximum administrative charge we can apply to any Certificate can vary but will not exceed the amounts in the table. Please refer to the specifications pages of your Certificate for the administrative charge that applies to your Certificate.

(5)

For Certificates issued under a Group B or Group C charge structure, the administrative charge is not assessed as an explicit charge; instead, it is included in the insurance rates resulting in a higher cost of insurance charge for these Certificates. (See “Selection of Charge Structure (Group A, Group B and Group C).

(6)	The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
(7)

Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the amount in your Loan Account. While the amount we charge you is guaranteed not to exceed 8% annually and the amount we credit is guaranteed not to be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%, we also guarantee that the Loan Interest Spread will not be greater than 2%. While a Certificate Loan is outstanding, loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate Loan, if shorter.

(8)

Optional rider charges are added to the monthly deduction. The optional rider charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

(9)

The charge is calculated by increasing the cost of insurance rates (based on 2001 CSO Table for group contracts issued prior to January 1, 2020 and based on 2017 CSO table for group contracts issued on and after January 1, 2020) by a percentage, typically 12%, that takes into consideration specific requirements of the rider, such as, the length of time you must be disabled before the benefits under the rider will begin and the maximum amount of time for which we will waive the Monthly Deductions. These requirements may vary depending on the rider available under your Plan. Charges for this rider vary based on the Insured’s individual characteristics.

(10)

Premium payments are flexible, charges are deducted from the cash value in the separate account and fixed account investment options. Charges vary based upon individual characteristics of each insured such as age, smoker or nonsmoker class.

(11)	The maximum charge for these riders does not increase the maximum charge outlined under the maximum charge of the Cost of Insurance Charge.
(12)	A representative Insured is a person with an, attained age of 43, actively at work
(13)	Charges for this rider vary based on the age of the Spouse.
(14)

For Dependent’s Life’s Benefits Rider—Child, The Charge for a Representative Insured is the current charge that a Certificate Owner pays for all the Certificate Owner’s children covered under the rider. For Dependent’s Life’s Benefits Rider—Spouse, a representative Insured is an employee’s spouse that has an attained age of 43.

Annual Portfolio Operating Expenses

Each Portfolio pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses (see the applicable Fund Prospectus and the Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Divisions you are using. The Funds offer various classes of shares, each of which has a different level of expenses.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of the Funds available under the Certificate, including their annual expenses, may be found in Appendix A.

Minimum and Maximum Annual Portfolio Expenses

	Minimum		Maximum
Annual Portfolio Expenses (as a percentage of average net assets)
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.	[*]%	0.	[*]%

Principal Certificate Risks

Investment Risk

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Certificate fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Certificate could lapse without value, unless you pay additional premium.

If you allocate premiums to the Fixed Account, then we credit your Cash Value (in the Fixed Account) with a declared rate of interest. You assume the risk that the interest rate on the Fixed Account may decrease, although it will never be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%.

Risk of An Increase In Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

Certificate Lapse

If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Certificate may enter a 62-day grace period. We will notify you that the Certificate will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Certificate also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Certificate will be in default and you must pay a specified amount of new premium to prevent your Certificate from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Certificate within three years after the date of lapse and before the Maturity Date.

Limitations on Access to Cash Value.

We limit partial withdrawals of cash value from the Certificates to amounts not less than $200 and we reserve the right to limit withdrawals you request from the Fixed Account, to not more than the 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

Limitations on Transfers.

We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Certificate year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund’s prospectus for more details. The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. We reserve the right to limit transfers from the Fixed Account in any Certificate year to 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

Tax Treatment

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

Depending on the total amount of premiums you pay, the Certificate may be treated as a “modified endowment contract” (“MEC”) under Federal tax laws. If a Certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the Certificate will be taxable as ordinary income to the extent there are earnings in the Certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Certificate is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. However, different rules apply in the first fifteen Certificate Years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Certificate. Moreover, loans will generally not be treated as distributions prior to termination of your Certificate, whether by lapse, surrender or exchange. Finally, neither distributions nor loans from a Certificate that is not a MEC are subject to the 10% penalty tax.

Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

You should consult a qualified tax adviser for assistance in all Certificate-related tax matters.

Surrender And Partial Withdrawals and Short-Term Investment Risk

We designed the Certificate to meet long-term financial goals. To best realize the benefits available through the Certificate including the benefit of tax deferred build-up of Cash Value, you should purchase the Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate in the near future. The certificate is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Certificate will lapse.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Certificate. Partial withdrawals may have tax consequences and may increase the risk that your Certificate will lapse.

Loans

A Certificate Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Certificate Loan from the Divisions of the Separate Account and/or the Fixed Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Certificate, by the amount of any Indebtedness. Your Certificate may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A Certificate Loan may have tax consequences. If you surrender the Certificate or allow the Certificate to lapse or if the Certificate terminates while a Certificate Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Other Matters

The novel coronavirus COVID-19 pandemic is causing illnesses and deaths. This pandemic, other Pandemics, and their related major public health issues are having a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing its harm to the Company. Any of these events could materially adversely affect the Company’s operations, business, financial results, or financial condition.

Fund Risks

A comprehensive discussion of the risks of each of the Funds may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. There is no assurance that any of the Funds will achieve its stated investment objective.

Cybersecurity

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate cash values; cause the release and possible destruction of confidential Certificate Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

THE COMPANY AND THE FIXED ACCOUNT

The Company

Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $             billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc.

Obligations to Owners and Beneficiaries that arise under the Certificate are obligations of MetLife.

The Fixed Account

The Fixed Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Partial Withdrawals and Transfers From the Fixed Account. An Owner may withdraw a portion of Cash Value from the Fixed Account. The maximum amount that can be withdrawn in any Certificate Year (through partial withdrawals or transfers) from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction for partial withdrawals from the Fixed Account but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the Fixed Account, it could take a number of years to fully transfer a current balance in the Fixed Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.

Transfers and Partial Withdrawals from the Fixed Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”) The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Certificate.

The Loan Account is part of the general account.

We have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered the Fixed Account as an investment company under the 1940 Act.

THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Funds offered with the Group Policy or with other group policies issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund. The Funds that are available in the Certificate vary by Plan. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our Fixed Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Certificates. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Certificates are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Certificates, then we may, from time to time in the normal course of business, transfer the excess to our Fixed Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

We are obligated to pay the death benefit under the Certificates and any optional benefits under Certificates even if that amount exceeds the Certificate’s Cash Value in the Separate Account. Any such amount that exceeds the Certificate’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Fund. You could lose some or all of your money.

The Funds

The Funds available under the Certificate including each Fund name, investment objective, adviser, sub-adviser, current expenses and average annual total returns of each Fund are set forth in Appendix A. Each Fund Prospectus and Statement of Additional Information contain information about each Fund.

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

There is No Assurance That Any of the Funds Will Achieve its Stated Objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Funds.

Certain Payments We Receive With Regard to the Funds. An investment adviser or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Certificates and, in the Company’s role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Certificates and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Certificates and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Certificates.

On August 4, 2017, MetLife, Inc. completed the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”) where MetLife, Inc. retained an ownership interest of 19.2% common stock outstanding of Brighthouse Financial, Inc. In June 2018, MetLife, Inc. sold Brighthouse Financial, Inc. common stock in exchange for MetLife, Inc. senior notes and Brighthouse was no longer considered a related party. At December 31, 2020, MetLife, Inc. held no shares of Brighthouse Financial, Inc. for its own account; however, certain insurance company separate accounts managed by MetLife held shares of Brighthouse Financial, Inc. Brighthouse subsidiaries include Brighthouse Investment Advisers, LLC, which serves as the investment adviser for the Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by Metropolitan Life Insurance Company and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. As of December 31, 2020, approximately __% of Fund assets held in Separate Accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Funds in Brighthouse Funds Trust I and Brighthouse Funds Trust II. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Funds which could have higher or lower costs to the Owner. In addition, the amount of payments we receive could cease or be substantially reduced which would have a material impact on our financial statements.

Selection of Funds. We select the Funds offered through the Certificate based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Funds” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Cash Value to such Funds. We may also consider funds for Plans based on suggestions or requests from Employers. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Certificate resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

•	eliminate or combine one or more Divisions;

•	substitute one Division for another Division; or

•	transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Certificate, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

•	operated as a management company under the 1940 Act;

•	deregistered under that Act in the event such registration is no longer required; or

•	combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Certificate to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.

ISSUING THE GROUP POLICY AND THE CERTIFICATES

General Information

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi- employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Variable Universal Life Insurance Plan provided through a Group Policy issued directly to the Employer or provided through the Employer’s participation in the Group Policy issued to the Trust is referred to as the “Plan.” Employees may own Certificates issued under the Group Policy that covers the Employer’s Plan. Whether the Plan is provided through a Group Policy issued directly to the Employer or through the Employer’s participation in the Group Policy issued to the Trust will not result in any differences in the rights and benefits of the Employers or Owners of Certificates under the Plan.

The Employer or the Trust owns the Group Policy, but does not have any ownership interest in the Certificates issued under the Group Policy. Rights and benefits under the Certificates inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.

Generally, a Certificate is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Certificates to individuals falling outside that range of Issue Ages, or decline to issue Certificates to individuals within that range of Issue Ages. The Insured under a Certificate is usually an employee of the Employer.

Currently, the minimum initial Face Amount is $10,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Certificate) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Certificate Benefits—Death Benefit.”)

On behalf of Owners, the Employer may elect to make planned premium payments under the Plan equal to an amount authorized by Employees to be deducted from their wages or otherwise made available to the Employer. If the Employer does not so elect, we will bill Owners directly for the planned premium payments. In addition, Owners may pay additional premiums.

Selection of Charge Structure (Group A, Group B and Group C)

Three different charge structures are available for the administrative convenience of the Employer, who chooses which charge structure will apply to the Certificates issued to the Employer’s Employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Certificate to see which charge structure applies to your Certificate.

The difference among the three groups is whether we will assess a premium tax charge, a premium expense charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Certificates in Group A, we assess both of these charges as explicit charges. For Certificates in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A. For Certificates in Group C, we do not assess an explicit administrative charge, an explicit premium tax charge nor an explicit premium expense charge. We include these charges in our insurance rates resulting in a higher cost of insurance charge for these Certificates than for the Certificates in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for Employees in the aggregate under a Plan. However, in order to include a premium tax charge, premium expense charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per Certificate administrative charge into an increase in our insurance rates, we must assume an average Certificate Face Amount. If the actual aggregate premiums paid or the actual average Certificate Face Amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular Employee depending on which charge structure the Employer chooses. When we increase our insurance rates to cover a premium tax charge, a premium expense charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium expenses and taxes) and on an assumed average Certificate Face Amount (for administrative expenses) and the increase is spread across all Employees. Therefore, for Employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge and premium expense charge been assessed as an explicit charge. Similarly, for Employees whose Face Amount is larger than the assumed Face Amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.

Procedural Information

We generally will provide a Plan to Employers whose Employees meet the eligibility requirements for Owners (and/or Insureds) under the Plan. The class(es) of Employees covered by a particular Plan is/ are set forth in the Group Policy’s specifications pages for that Employer.

Employees wishing to purchase a Certificate under a Plan must complete the appropriate application for insurance and submit it to our authorized representative or us at our Administrative Office. We will issue a Certificate for the Employer to give to each Owner.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Certificate, an Employee must be actively at work at the time he or she submits the application for Insurance and on the Effective Date of the Certificate. In addition, the Employer may determine specific classes to which the Employee must belong to be eligible to purchase a Certificate. “Actively at work” means that the Employee must work for the Employer at the Employee’s usual place of work (or such other places as required by the Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.

The Employer also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Policy specifications pages for that Employer. Employees of any Associated Companies of the Employer will be considered Employees of the Employer. If the Employer is a partnership, a partner may be an Employee.

Guaranteed Issue. We generally will issue the Certificate and any Dependent’s Life Benefits Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Certificate. Under this procedure, the Employee is only required to answer qualifying questions in the application for Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Plan.

Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:

•	the Face Amount exceeds the Guaranteed Issue Amount described above;

•	the Certificate has previously been offered to the Employee;

•	the requirements for guaranteed issue set forth in the application for Insurance are not met; or

•	the Certificate is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a Dependent’s Life Benefits rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Insurance.

Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Certificate can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions—Cost of Insurance Rates.”)

Employee’s Spouse. We generally offer coverage for an Employee’s spouse through the Dependent’s Life Benefits Rider. In certain Plans, we may issue a Certificate to the Employee covering his or her spouse. Before issuing such a Certificate, we must receive an appropriate application for Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. The cost of insurance charge will be based on the age of the Employee or the age of the spouse, depending on the Plan. The Dependent’s Life Benefits Rider for a spouse provides only term insurance on the life of the spouse and does not provide for the accumulation of cash value that the Certificate provides.

Effective Date of the Certificate. The Effective Date of the Certificate is the date on which insurance coverage shall take effect and is set forth in the specifications pages of the Certificate. Before the Effective Date of the Certificate can be determined, all of the following conditions must be met:

•	the appropriate application for Insurance is signed;

•	the minimum initial premium has been paid prior to the Insured’s death;

•	the Insured is eligible for the Certificate; and

•	the information in the application is determined to be acceptable to the Company.

Once all of these conditions are met, the Effective Date of the Certificate will be the same day of the month as the Plan Anniversary Date. Therefore, the Effective Date of the Certificate will be the same day of the month for all Certificates in a Plan. An employer can choose whether Certificates that meet the above conditions in any month will have an Effective Date of the Certificate that is the current month or the following month. For example, hypothetically if the Plan Anniversary Date is July 1, 2020 and all the conditions for a particular Certificate are met on October 15, 2020, the employer may choose as the Effective Date of the Certificate either October 1, 2020 or November 1, 2020, and this date will then be shown on the specifications pages of the Certificates.

Right to Examine Certificate (Free Look Right)

Initial Free Look Period. The free look period begins when you receive your Certificate. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Certificate or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the Fixed Account, in accordance with your instructions. You may return the Certificate during this period for a refund. We will refund an amount equal to all premiums paid under the Certificate.

To cancel the Certificate, you should mail or deliver the Certificate directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Certificate—Postponement of Payments.”)

Free Look For Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Certificate specifications pages for the increase.

If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Certificate’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the Fixed Account, in the same manner as it was deducted.

Ownership Rights

The Certificate belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Certificates, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Certificate. Changing the Owner or assigning the Certificate may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Certificate.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Certificate. For example, we reserve the right to restrict changes in the death benefit option and changes in the Face Amount in the first Certificate Year and thereafter to certain monthly dates determined by the Employer in accordance with the Plan. No change will be permitted that would result in the death benefit under a Certificate being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Certificate directly to the Owner.

Modifying the Certificate

Any modification or waiver of our rights or requirements under the Certificate must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Certificate.

Upon notice to you, we may modify the Certificate:

•

to conform the Certificate, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Certificate, or our Company, or the Separate Account is subject;

•	to assure continued qualification of the Certificate as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

If we modify the Certificate, we will make appropriate endorsements to the Certificate. If any provision of the Certificate conflicts with the laws of a jurisdiction that governs the Certificate, we reserve the right to amend the provision to conform to these laws.

PREMIUMS

Premium Payments

Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. Please note that if the Employer does not remit premiums on a timely basis in accordance with the established premium payment schedule, you may not participate in investment experience under your Certificate until the premium has been received and credited to your Certificate in accordance with our established administrative procedures. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations described below. Premium payments made directly to us should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.

Minimum Initial Premium

No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Certificate is paid, and the health and other conditions, including eligibility of the insured described in the application for insurance, must not have changed. The planned premium is an amount that you arrange to pay for the Certificate that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Certificate. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned premium.

We will apply the minimum initial premium to a Certificate on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Certificate. Notwithstanding the foregoing, premiums that the Employer remits to cover the next monthly charges due are allocated to, and deducted from, a Certificate’s Cash Value on the Monthly Anniversary and therefore do not participate in the investment experience of the Separate Account.

If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

Premium Flexibility

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Employer and us. You may skip planned premium payments. Making planned premium payments does not guarantee that the Certificate will remain in force. The Certificate will not necessarily lapse if you fail to make planned premium payments. (See “Certificate Lapse and Reinstatement.”) Rather, this depends on the Certificate’s cash surrender value. If the cash surrender value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction.

Premium Limitations

Every premium payment (other than a planned premium) paid must be at least $20. We do not accept payment of premiums in cash or by money order. We reserve the right not to accept a premium payment other than a planned premium for up to six months from the date a partial withdrawal is paid to you, unless the premium payment is required to keep the Certificate in force.

We have established procedures to monitor whether aggregate premiums paid under a Certificate exceed the current maximum premium limitations that qualify the Certificate as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Certificate. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Certificate Year in which payment is received.

Performance Guarantees

Your Employer may have negotiated an agreement under the Group Policy whereby we will refund a portion of the premium paid during a specified policy period if we fail to meet certain agreed-upon standards of service (“Performance Guarantees”). We will credit (or remit payment) of such premium refund within a specified period following the end of the policy period as directed by your Employer. Please contact your Employer for information on whether there is a Performance Guarantee, the terms of any such Performance Guarantee, and how a premium refund applicable to any particular policy period will be communicated to you.

Modified Endowment Contracts

Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts, which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Certificate year, would cause a Certificate to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Certificate becoming a MEC. We will notify you when we believe that a premium payment will cause a Certificate to become a modified endowment contract. You may request that we refund any premium received that would cause the Certificate to become a MEC.

Allocation of Net Premiums and Cash Value

When you apply for a Certificate, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account and/or the Fixed Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:

•	The minimum percentage of any allocation to an investment option is 10 percent of the net premium.

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

•

The initial net premium will be allocated on the Investment Start Date, which is the later of the Effective Date of the Certificate or the date we receive the initial premium at our Administrative Office.

•

We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Certificate, unless otherwise specified.

•

You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Certificate charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Certificate’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.

If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Certificate.

CERTIFICATE VALUES

Cash Value

The Cash Value of the Certificate equals the sum of all values in the Fixed Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Certificate’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum certificate cash value.

Cash Surrender Value

The Cash Surrender Value is the amount we pay to you upon surrender of a Certificate. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness and any accrued and unpaid monthly deduction.

Cash Value in the Fixed Account

On each Valuation Date, the Cash Value in the Fixed Account will equal:

•	the amount of the Net Premiums allocated or Cash Value transferred to the Fixed Account; plus

•	interest at a rate that will not be lower than the guaranteed minimum annual rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%; plus

•	any excess interest which we credit and any amounts transferred into the Fixed Account; less

•	the sum of all Certificate charges allocable to the Fixed Account and any amounts deducted from the Fixed Account in connection with partial withdrawals or transfers to the Separate Account.

Cash Value in Each Separate Account Division

The Certificate’s Cash Value in the Separate Account equals the sum of the Certificate’s Cash Values in each Division of the Separate Account. At the end of each Valuation Period, the Cash Value in a Division will equal:

•	the value in the Division on the preceding Valuation Date multiplied by the “experience factor” for the current Valuation Period; plus

•	all net premiums, loan repayments and Cash Value transfers into the Division during the Valuation Period; minus

•	all partial withdrawals, loans and Cash Value transfers out of the Division during the Valuation Period; minus

•	the portion of any transfer charge allocated to the Cash Value in the Division during the Valuation Period; minus

•	if a Monthly Anniversary occurs during the current Valuation Period, the portion of the Monthly Deduction charged to the Division during the current Valuation Period.

The “experience factor” is calculated by taking the net asset value of the underlying Fund at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distribution paid by the Fund during the current Valuation Period; minus any per share charge for our taxes and for any reserve for taxes; and dividing by the net asset value per share at the end of the preceding Valuation Period. We also subtract the Mortality and Expense Charge at a rate not to exceed .002454% for each day in the Valuation Period (an annual rate of 0.90%).

CERTIFICATE BENEFITS

Standard Death Benefit

As long as the Certificate remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds , and (iii) any other documents, forms and information we need. We may require you to return the Certificate.

Death benefit proceeds equal:

•	the death benefit (described below); plus

•	any additional insurance provided by rider; minus

•	any unpaid monthly deductions; minus

•	any outstanding Indebtedness.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

Payment of the Death Benefit

Death benefit proceeds under the Certificate ordinarily will be paid within 7 days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Certificate—Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.

We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.

Unless otherwise requested and subject to state law, the Certificate’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Certificate surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Certificate’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your beneficiary designation including complete names and complete address if and as they change. You should contact our Administrative Office in order to make a change to your beneficiary designation.

Death Benefit Options

The Certificate provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Plans, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.

Under Option A, the death benefit is:

•	the current Face Amount of the Certificate or, if greater,

•	the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Certificate Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Certificate Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:

•	the current Face Amount plus the Cash Value of the Certificate or, if greater,

•	the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Changing Death Benefit Options

After the first Certificate Anniversary, you may change the death benefit option. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Certificate being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. You should consult a tax adviser before changing death benefit options.

Changing Face Amount

You select the Face Amount when applying for the Certificate. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Certificate (without changing the death benefit option) after the first Certificate Anniversary. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.

You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Certificate. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction.

Face Amount Increases. If you are paying premiums under a Payroll Deduction Plan, you may increase the Face Amount and under certain conditions may do so without providing evidence of insurability. These conditions vary from Plan to Plan and may include a change in family status due to marriage, divorce or the addition of a child (subject to maximum increase amounts) or an increase in your salary provided you have not previously declined any such increase in your Face Amount. The conditions and requirements that apply to your Plan are set forth in the Certificate. If evidence of insurability is not required, the increase will generally become effective on the Monthly Anniversary on or following the date of the request.

Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, $10,000. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions—Cost of Insurance Charge.”)

Mandatory Face Amount Decreases Provision. Your Certificate may contain a provision that would reduce the Face Amount as the Insured attains various ages. The ages at which a reduction will be triggered and the amount of the reduction may vary from Plan to Plan but will apply consistently to all Certificates issued under the Plan. Please refer to your Certificate to determine if it contains this provision and if so, what ages and percentages apply.

An example of how the provision will work is as follows: a Certificate may provide that on or after age 65, the Face Amount will be reduced to 65% of the Face Amount in effect on the day before the Insured’s 65th birthday (the “pre-65 Face Amount”). At age 70, the Face Amount will be 45% of the pre-65 Face Amount, at age 75, the Face Amount will be 30% of the pre-65 Face Amount and at age 80 or older, the Face Amount will be 20% of the pre-65 Face Amount.

A decrease in the Face Amount will result in a decrease in Death Benefit. If, following a decrease in Face Amount, the Certificate would not comply with the maximum premium limitations required by federal law, we will (at your election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

Accelerated Death Benefits

We offer an Accelerated Benefits Rider that permits you to elect to receive an accelerated payment of a portion of the Certificate’s death benefit in a reduced amount if the Insured is terminally ill. In general, rider benefits may be received tax free by a terminally ill or chronically ill insured, subject to certain limitations and conditions. You should consult a tax adviser before adding these riders to your Certificate or requesting payment of an accelerated death benefit.

Paid-Up Certificate Benefit

You can choose to terminate the Certificate’s usual death benefit (and any riders in effect) and use all or part of the Cash Surrender Value as a single premium for a “paid-up” benefit under the Certificate. The single premium is the amount required to fund a paid-up benefit under the Certificate, that is, one that requires no further premium payments. If you choose to use only a part of the Cash Surrender Value to purchase the paid-up benefit, you will receive in cash any remaining Cash Surrender Value that you did not elect to have used as a paid-up benefit. The paid-up benefit must not be more than can be purchased using the Certificate’s Cash Surrender Value, more than the death benefit under the Certificate at the time you choose to use this provision, or less than $10,000. Once you have elected a paid-up benefit, you may no longer allocate Cash Value to the Separate Account or the Fixed Account. There is no fee for electing a paid-up benefit.

Because the death benefit under a paid-up benefit Certificate is calculated as the amount that will remain in force without payment of any further cost of insurance charges, it is generally significantly less than the Certificate’s usual death benefit. In addition, if you choose not to use all of the Cash Surrender Value toward the purchase of the paid-up benefit, the death benefit will be further reduced.

Surrender and Partial Withdrawals

During the lifetime of the Insured and while a Certificate is in force, you may surrender the Certificate, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.

Surrender. You may surrender the Certificate by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Certificate to our Administrative Office along with the request to surrender the Certificate. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Certificate. We can provide a lost Certificate upon request.

Upon surrender, we will pay to you the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Certificate on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Certificate will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. You may make up to one partial withdrawal each Certificate Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Cash Surrender Value less twice the amount of the Monthly Deduction just prior to the partial withdrawal. While we are currently allowing partial withdrawals in an amount, including the partial withdrawal transaction charge, equal to the Cash Surrender Value, we reserve the right to reduce the maximum withdrawal amount by twice the amount of the Monthly Deduction. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. In addition, the maximum amount that can be withdrawn in any Certificate Year, from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). We are not currently enforcing this restriction on partial withdrawals from the Fixed Account but reserve our right to do so in the future. Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the Fixed Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Fixed Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Certificate’s Cash Value in the Fixed Account and in each Division bears to the unloaned Cash Value of the Certificate). If restrictions on amounts that may be withdrawn from the Fixed Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division and/or the Fixed Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the Fixed Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division and/or in the Fixed Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $10,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Certificate Benefits—Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

Transfers

You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Certificate and between the Divisions and the Fixed Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. The maximum amount that can be transferred in any Certificate Year from the Fixed Account is 25% of the largest amount in the Fixed Account over the last four Certificate Years (or less if the Certificate has been in force for less than four Certificate Years). The following terms apply to transfers under a Certificate:

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We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.

•	We will consider all transfer requests received on the same Valuation Day as a single transfer request.

•

The minimum amount that you must transfer is currently $200 (however, we reserve the right to increase this minimum amount up to $500), or, if less, the Certificate’s Cash Value in a Division or in the Fixed Account. (We are not currently enforcing this restriction for transfers from the Fixed Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Certificate Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.

•	We may impose a charge of $25 for each transfer in excess of twelve in a Certificate Year.

•	The Company may modify the privilege of transferring amounts to or from the Fixed Account at any time.

Restrictions on Frequent Transfers. Frequent requests from Owners to transfer Cash Value may dilute the value of a Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Certificates (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (these Funds, referred to as the “Monitored Funds,” are identified in Appendix A, below) and we monitor transfer activity in those Monitored Funds.

We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3)    two or more “round trips” involving any Fund in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those funds. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Certificate to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Certificate. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Certificates. We do not accommodate frequent transfers in any Funds and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.

In addition, Owners and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Fund prospectuses for more details.

Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Automatic Investment Strategies

Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from the Division that invests in a money market fund or an ultra short-term bond fund to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly

Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Certificate’s Cash Value in the Division that invests in a money market fund or an ultra short-term bond fund must be greater than or equal to $1000. The minimum total monthly transfer amount must be greater than or equal to $100.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. There is no fee for participating in either strategy. You cannot participate in both strategies at the same time; however, either strategy may be discontinued at any time.

Loans

Loan Privileges. You may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Certificate, with the Certificate serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

(a)	is 85% of the Cash Value of the Certificate on the date the Certificate Loan is requested; and

(b)	is the amount of any outstanding Indebtedness.

The minimum amount that you may borrow is currently $200, however we reserve the right to increase this minimum amount up to $500. We will ordinarily pay any amount due to you under a Certificate Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.

We will process each loan request using the Cash Value determined at the end of the Valuation Period during which we receive your request.

When a Certificate Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Certificate Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value. This will reduce the Certificate’s Cash Value in the Separate Account and the Fixed Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged For Certificate Loans. We charge you interest not to exceed 8% per year on a loan. Loan interest is due and payable in arrears on each Certificate Anniversary or for the duration of the Certificate

Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the Fixed Account in the same proportion that the Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. The Loan Account interest credited will be transferred to the Divisions and the Fixed Account: (i) at least each Plan Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction. We also guarantee that the Loan Interest Spread will not be greater than 2%.

Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Certificate is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the Fixed Account and the Separate Account Divisions in the same proportions as Net Premiums are then being allocated.

We will treat amounts paid while a Certificate Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.

Effect of Certificate Loans. Whether or not repaid, a Certificate Loan will permanently affect the Cash Value and Cash Surrender Value of a Certificate, and may permanently affect the amount of the death benefit. This is because the collateral for the Certificate Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Certificate values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Certificate values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Certificate.

There are risks associated with taking a Certificate Loan, including the potential for a Certificate to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Certificate is a MEC, then a Certificate Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Certificate is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Certificate that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Certificate stays in force. You should seek competent advice before requesting a Certificate loan.

Payment of Benefits at Maturity

If the Insured is living and the Certificate is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Certificate will mature on the Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate.

Telephone, Facsimile and Internet Requests

In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Certificate changes, subject to the following conditions.

•	We will employ reasonable procedures to confirm that instructions are genuine.

•	If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.

•	We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Certificates for any reason.

You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.

Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife and the Separate Account, as well as individual Owners and their Certificates. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Certificate transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.

CERTIFICATE LAPSE AND REINSTATEMENT

Lapse

A Certificate may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Certificate also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Certificate will remain in force until the Maturity Date.

We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Certificate in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Certificate in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Certificate will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.

Your Certificate can also terminate in some cases if your employer ends its participation in the Group Policy. This is discussed in detail under “ Effect of Termination of Employer Participation in the Group Policy,” below. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you.

Reinstatement

Unless you have surrendered the Certificate, you may reinstate a lapsed Certificate by written application at any time while the Insured is alive and within three years after the end of the Grace Period and before the Maturity Date. You may not reinstate a lapsed Certificate if the Plan has been terminated and the Plan would not permit you to retain your Certificate.

Reinstatement is subject to the following conditions:

•	Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

•

Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

•	Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If you reinstate a lapsed Certificate and elect to reinstate the Indebtedness existing immediately before the Certificate lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Certificate. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

If a Certificate is reinstated after 90 days of lapse, a new Certificate will be issued to you. The effective date of the new Certificate will be the Monthly Anniversary on or next following the date we approve the application for reinstatement. There will be a full monthly deduction for the Certificate Month that includes that date. If the Group Contract was issued before January 1, 2020, the guaranteed cost of insurance rates for the new Certificate will be based on the 2001 Commissioners Standard Ordinary Mortality Table C. If the Group Contract was issued on or after January 1, 2020, the guaranteed cost of insurance rates will be based on the 2017 Commissioners Standard Ordinary Male Mortality Table.

CHARGES AND DEDUCTIONS

We will deduct certain charges under the Certificate in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.

Services and benefits we provide:

•	the death benefit, cash and loan benefits under the Certificate,

•	investment options, including premium allocations,

•	administration of elective options and

•	the distribution of reports to Owners

Costs and expenses we incur:

•	costs associated with processing and underwriting applications, and with issuing and administering the Certificate (including any riders)

•	overhead and other expenses for providing services and benefits

•	sales and marketing expenses,

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

•	that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

•	that the costs of providing the services and benefits under the Certificates exceed the charges we deduct.

Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Certificates including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.

Transaction Charges

Premium Expense Charge. The maximum premium expense charge will not exceed 7.75%.

Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 3.50%. The premium tax charge will not exceed 2.25%.

To cover these premium expenses and premium taxes, we will either assess an explicit premium expense charge and premium tax charge or increase our insurance rates to cover these premium expenses and taxes. If your Employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium expense charge and premium tax charge. If your Employer chooses the Group C charge structure, we will not assess an explicit premium expense charge and premium tax charge but will include them in our insurance rates resulting in a higher cost of insurance charge.

On the specifications page of your Certificate the premium expense charge and the premium tax charge are combined into one amount that is referred to as the premium expense charge.

Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. You may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Certificate Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

Periodic Charges

Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the Fixed Account in the same proportion that the Certificate’s Cash Value in each Division and the Fixed Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has several components:

•	the cost of insurance charge;

•	premium tax charge (if applicable)

•	premium expense charge (if applicable)

•	a monthly administrative charge (if applicable);

•	the charges for any riders.

Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Certificate Month) to compensate us for underwriting the death benefit and for certain administrative costs, for Group B and Group C charge structures, and, for the Group C charge structure, to cover state and local premium tax and premium expense charge. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Certificate Month in which the charge is calculated. The charge may vary from Certificate to Certificate and from Certificate Month to Certificate Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; LESS (ii) the Cash Value at the beginning of the Certificate Month.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Certificate Month. The net amount at risk for a Certificate Month equals: (i) the death benefit at the beginning of the Certificate Month; less (ii) the Cash Value at the beginning of the Certificate Month.

Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Certificates on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Certificate is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Certificate.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Certificate. The guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table (“2001 CSO Table”) for group contracts issued prior to January 1, 2020 and based on 2017 CSO table for group contracts issued on and after January 1, 2020. The guaranteed rates are higher than either the rates in the 2001 CSO Table or the 2017 CSO table, as applicable, because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 2001 CSO Table or the 2017 CSO table, as applicable.

Net Amount at Risk. The net amount at risk is affected by investment performance, loans, payments of premiums, Certificate fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

Monthly Administrative Charge. We assess either an explicit monthly administrative charge from each Certificate or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Certificate changes, preparing and mailing reports, and overhead costs. If your Employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Certificate. The maximum administrative charge we can apply to any Certificate can vary but will not exceed $6.50 per Certificate per month. Please refer to your Certificate Schedule Page for the administrative charge that applies to your Certificate. If your Employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.

These charges are guaranteed not to increase over the life of the Certificate. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Plan, we may modify the charge for that Plan.

Charges For Riders. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Plans may not offer certain riders.

•

Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.

•

Dependent’s Life Benefits Rider (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.

•

Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.

•

Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.

Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.002454% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Certificate will exceed the amounts realized from the administrative charges assessed against the Certificate.

Loan Interest Charge. We charge interest on Certificate loans at a maximum annual interest rate of 8.00%, payable in arrears on each Certificate anniversary or for the duration of the Certificate Loan, if shorter. We also will credit the amount in the Loan Account with interest at an effective annual rate that will not be lower that the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We also guarantee that the Loan Interest Spread will not be greater than 2%.

Federal Taxes

We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)

Variations in Charges

We may vary the amounts of charges described in this prospectus as a result of such factors as:

(1)	differences in legal requirements in the jurisdictions where the Certificates are sold;

(2)

differences in actual or expected risks, expenses, including sales and administrative expenses, Certificate persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds; and (3) changes in Certificate pricing that we may implement from time to time. Generally, the attributes of each group make it likely that its cost of insurance rates will be distinct from those of other groups. We may take into account additional information provided by prospective Employers in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Certificate owner within a group. Any such variations may apply to existing Certificates as well as to Certificates issued in the future, except that the charges under any Certificate may never exceed the maximums therein.

Fund Charges and Expenses

Charges are deducted from and expenses paid out of the assets of the Funds that are described in the prospectuses for those Funds. Shares of the Funds are purchased for the Separate Account at their net asset value. The net asset value of Fund shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Fund and Appendix A, below.

FEDERAL TAX MATTERS

The following summary provides a general description of the federal income tax considerations associated with the Certificate and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Certificate. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Certificate

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Certificate must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Certificate should satisfy the applicable requirements. If it is subsequently determined that a Certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the Certificate into compliance with such requirements and we reserve the right to restrict Certificate transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Certificate to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Certificate was issued.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Owner of a Certificate should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Certificates to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Certificates from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Certificates to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

The following discussion assumes that the Certificate will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Certificate Benefits

In General. We believe that the death benefit under a Certificate should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the Owner of the Certificate covering the life of an employee, if certain notice and consent and other requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Certificate cash value until there is a distribution. When distributions from a Certificate occur, or when loans are taken out from or secured by a Certificate, the tax consequences depend on whether the Certificate is classified as a modified endowment contract.

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Certificates as to premiums and benefits, the individual circumstances of each Certificate will determine whether it is classified as a MEC. In general, a Certificate will be classified as a MEC if the amount of premiums paid into the Certificate causes the Certificate to fail the “7-pay test.” A Certificate will fail the 7-pay test if at any time in the first seven Certificate years, or in the seven years after a “material change,” the amount paid into the Certificate exceeds the sum of the level premiums that would have been paid at that point under a Certificate that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Certificate during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Certificate had originally been issued at the reduced Face Amount. If there is a “material change” in the Certificate’s benefits or other terms, even after the first seven years, the Certificate may have to be retested as if it were a newly issued Certificate. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Certificate which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Certificate from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Certificate will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Certificate transaction will cause the Certificate to be classified as a MEC.

Distributions Other Than Death Benefits From Modified Endowment Contracts. Certificates classified as modified endowment contracts are subject to the following tax rules:

(1)

All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Certificate only after all gain has been distributed.

(2)	Loans taken from or secured by a Certificate classified as a modified endowment contract are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.

If a Certificate becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits From Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Certificate that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Certificate and only after the recovery of all investment in the Certificate as gain taxable as ordinary income. However, distributions during the first 15 Certificate years accompanied by a reduction in Certificate benefits, including distributions which must be made in order to enable the Certificate to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

Loans from or secured by a Certificate that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions nor loans from or secured by a Certificate that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Certificate. Your investment in the Certificate is generally your aggregate premiums. When a distribution is taken from the Certificate, your investment in the Certificate is reduced by the amount of the distribution that is tax-free.

Certificate Loans. In general, interest on a Certificate loan will not be deductible. If a Certificate loan is outstanding when a Certificate is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Certificate gain.

Before taking out a Certificate loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Certificate distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax.

Multiple Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.

Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Certificates. If a Certificate is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Certificate. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Certificate, this Certificate could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured employee will generally be taxable. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of a Certificate, or before a business (other than a sole proprietorship) is made a beneficiary of a Certificate.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Certificate or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Certificate, retained incidents of ownership at death, or made a gift transfer of the Certificate within 3 years of death. If the Owner was not the Insured, the fair market value of the Certificate would be included in the Owner’s estate upon the Owner’s death.

Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Certificate ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Certificate proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Certificate purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Certificate.

We have the right to modify the Certificate in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Certificate and do not intend the above discussion as tax advice.

Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.

Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Certificate owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS

In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Certificate, subject to state availability:

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS

Waiver of Monthly Deductions During Total Disability Rider	This rider provides for the waiver of monthly deductions while the insured is totally disabled, including cost of insurance and monthly certificate expense charges, upon proof of disability.	If selected by the Employer, all Certificates will include this rider.	Benefit is provided to you only if elected by your employer and may not be terminated. The Insured must have become disabled before age 60.

Dependent Life Benefit—Children’s Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional	Provided only if elected by your employer. If coverage is applied for after certificate issue, may be subject to underwriting.

Dependent Life Benefit— Spouse Term Insurance Benefit.	This rider provides term insurance in an amount selected at issue upon proof of death of the insured’s spouse.	Optional	Provided only if elected by your employer If coverage is applied for after certificate issue, may be subject to underwriting.

Accelerated Benefits Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider.	Standard

Benefit is provided to you only if elected by your employer.

This benefit permits accelerated payment of up to 80% of the specified face amount, not to exceed $500,000 reduced by any loan and loan interest outstanding.

Payment under this rider may affect eligibility for benefits under state or federal law

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS

Accidental Death and Dismemberment Benefit	This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.	If selected by the Employer, all Certificates will include this rider.	Benefit is provided to you only if elected by your employer.

Dollar Cost Averaging Automatic Investment Strategy	Allows you to automatically transfer a predetermined amount of money from the Division that invests in the money market fund or an ultra short-term fund to a number of available Divisions.	Optional	Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday).

Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Optional	This rebalancing occurs annually after the close of business on your Certificate anniversary or after the close of business on the next business day following your Certificate anniversary should your Certificate anniversary fall on a non-business day (holiday or weekend).

•

Waiver of Monthly Deductions During Total Disability Rider. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60. The charge under this rider is assessed by increasing the applicable cost of insurance rates by 12%.

This waiver applies to both the GVUL insurance coverage and any associated rider coverages but does not include any optional investment premium or separate Spouse GVUL certificate.

For example, if you become totally disabled as defined in the rider, your life insurance coverage remains in force, without premiums being paid.

•

Dependent’s Life Benefits Rider (for both children and spouse or for children coverage only or spouse coverage only). This rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy. The charge for this rider is assessed per $1,000 of insurance coverage provided.

For example, if your Dependent dies while Dependent Life Benefits are in effect for that Dependent, We will pay the amount of Dependent Life Benefits that are in effect for that Dependent on the date of that Dependent’s death.

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Accidental Death and Dismemberment Insurance Rider. This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.

For example, if your employer has included Accidental Death and Dismemberment Insurance in your Group Insurance Plan, additional benefits as described above will be paid to you for accidental loss of life, limbs, speech, hearing, sight, paralysis and more.

•

Accelerated Benefits Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $150 from the accelerated death benefit at the time it is paid.

For example, if your Plan includes the Accelerated Benefits Rider and you are diagnosed with a terminal illness, you may elect to receive a portion of the death benefit proceeds (less any loans and loan interest) prior to the insured’s death. At the Insured’s death, payment of the remaining life insurance proceeds will be made to the Beneficiary(ies).

If we determine that the tax status of a Certificate as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

DISTRIBUTION OF THE GROUP POLICY AND THE CERTIFICATES

Distributing the Group Policy and the Certificates

MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Group Policy and the Certificates. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Group Policy and the Certificates (e.g. commissions payable to retail broker-dealers who sell the Policies).

MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Certificate.

We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)

Our commission agreements typically provide for the vesting of commissions during the “First Year”. (The “First Year”, also referred to as the “First Plan Year”, is defined in the commission agreements as the 12 month period that begins on the effective date of the group Policy). The vesting of commissions during the First Year means that if the Employer changes its “Broker of Record” designation before the end of the First Year, all commissions payable for the First Year will be paid to the initial Broker of Record. The new Broker of Record will receive commissions payable after the First Year.

Commissions Paid to Selling Firms

The maximum commissions payable to a selling firm are one of the following options:

Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	a

A =	25% of premiums that do not exceed the cost of insurance assessed during the first Certificate Year.

B =	1% of premiums in excess of the cost of insurance assessed during the first Certificate Year.

a =	25% of premiums that do not exceed the cost of insurance assessed during the respective Certificate Year.

b =	1% of premiums in excess of the cost of insurance assessed during that Certificate Year.

c =	Up to 0.25% per year of the average Cash Value of a Certificate during a Certificate Year.

X =	20% of the first Certificate Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y =	2% of any unscheduled premiums received.

Z =	1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

Compensation Paid to Selling Firms and Other Intermediaries

MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.

Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period or other defined period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products inforce through your Intermediary during a one-year period; (4) the block growth of the Products inforce through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.

The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).

More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.

Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Certificate.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

GENERAL PROVISIONS OF THE GROUP POLICY

Issuance

An Employer will participate in the Group Policy issued to the MetLife Group Insurance Trust, a multi-employer/ organization trust, or to a similar trust, (the “Trust”) established for use in group insurance programs. In some states, we may issue a Group Policy directly to the Employer. The Group Policy will be issued to the Employer upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at our Administrative Office.

Premium Payments

The Employer may elect to remit planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages or otherwise makes available to the Employer. All planned premiums under a Plan must be specified in advance. The planned premium payment interval is agreed to by the Employer and us. Before each planned payment interval, we will furnish the Employer with a statement of the planned premium payments to be made under the Plan or such other notification as has been agreed to by the Employer and us.

Grace Period and Termination

If the Employer does not remit planned premium payments in a timely fashion, the Employer’s participation in the Group Policy will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Employer does not remit premiums before the end of the grace period, the Employer’s participation in the Group Policy will terminate. If the Plan permits an Owner to retain his Certificate after termination of the Employer participation in the Group Policy, the insurance coverage provided by the Certificate will continue provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Plan does not permit an Owner to retain his Certificate, the Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. In addition, we may terminate a Group Policy issued to an Employer or an Employer’s participation in the Group Policy issued to the Trust under certain conditions and upon 90 days written notice to you. (See “Effect of Termination of Employer Participation in the Group Policy.”)

Incontestability

We cannot contest statements made by the Employer when applying for the Group Policy issued directly to the Employer, or when applying for participation in the Group Policy issued to the Trust, after the Group Policy issued directly to the Employer has been in force for two years from the date of issue of the Group Policy, or after two years from the effective date of the Employer’s participation in the Group Policy issued to the Trust.

Ownership of Group Policy

The Employer or the Trust owns the Group Policy. A Group Policy issued directly to an Employer or an Employer’s participation in the Group Policy issued to the trust may be changed or ended by agreement between us and the Employer without the consent of, or notice to, any person claiming rights or benefits under the Group Policy. However, the Employer does not have any ownership interest in the Certificates issued under the Group Policy. The rights and benefits under the Certificates inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Certificates.

GENERAL MATTERS RELATING TO THE CERTIFICATE

Postponement of Payments

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds or loan within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Owners; or

•

an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

The Company may defer payments on any amount from the Fixed Account for not more than six months.

Payments under the Certificate of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the Fixed Account and the payment of Certificate loans allocated to the Fixed Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest for the period of the deferment at a rate that will not be less than the guaranteed Fixed Account crediting rate applicable to your Group Policy.

Effect of Termination of Employer Participation in the Group Policy

Your Employer can terminate its participation in the Group Policy or change the Plan to end coverage for a class or classes of Employees of which you are a member. In addition, the Group Policy may contain a provision that allows us to terminate your Employer’s participation in the Group Policy if:

•

during any twelve month period, the total Face Amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

•	your Employer makes available to its employees another life insurance product.

Your Employer and MetLife must provide ninety days written notice to each other before terminating participation in the Group Policy. We will also notify you if we or your Employer terminate participation in the Group Policy. Termination means that your Employer will no longer send premiums to us through the Payroll Deduction Plan and that no new Certificates will be issued to Employees in your Employer’s group.

If your Employer or MetLife terminates your Employer’s participation in the Group Policy, whether you will remain an Owner of your Certificate depends on your Plan.

Under some Plans, you will remain an Owner of your Certificate even if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends. You cannot have elected a paid-up Certificate and, in certain Plans, your Certificate must have been in force for more than two years. If a Certificate was issued to you covering your spouse, you will remain the Owner of that Certificate as well. We will bill you for planned premiums and you will have to pay us directly. A new planned premium schedule will be established with payments no more frequently than quarterly (unless you utilize the authorized electronic funds transfer option). We may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. Your payments may change as a result of higher administrative charges and higher current cost of insurance charges but the charges will never be higher than the guaranteed amounts for these charges. Also, we may no longer consider you a member of your Employer’s group for purposes of determining cost of insurance rates and charges.

Under other Plans, if the Plan terminates, coverage for a class or classes of Employees of which you are a member ends or the Employee’s employment ends, we will terminate your Certificate. If your Employer replaces your Plan with another plan that offers a life insurance product designed to have cash value, we will transfer your Cash Surrender Value to the other life insurance product. If the other life insurance product is not designed to have cash value, or you are not covered by the new product, or your Employer does not replace your Plan with another plan that offers a life insurance product, we will pay your Cash Surrender Value to you. We may pay any Cash Value allocated to the Fixed Account over a period of up to five years in equal annual installments. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate.

You also have the option of choosing a paid-up Certificate. In addition, you may convert your Death Benefit into a new individual policy of life insurance from us without evidence of insurability but you must complete an application and the new policy will have new benefits and charges. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

State Variations

This prospectus describes all material features of the Certificate. However, we will also issue you a Certificate, which is a separate document from the prospectus. There may be differences between the description of the Certificate contained in this prospectus and the Certificate issued to you due to differences in state law. Please consult your Certificate for the provisions that apply in your state. You should contact our Administrative Office to review a copy of your Certificate and any applicable endorsements and riders. The language in the prospectus determines your rights under the federal securities laws.

Legal Proceedings

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Certificates.

Financial Statements

The financial statements of the Company and Paragon Separate Account B are contained in the Statement of Additional Information (SAI). The financial statements of the Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY

Administrative Office—The service office of the Company. The mailing address is: MetLife GVUL; Suite 101; 11330 Olive Boulevard; St Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866-347-4483). You may also contact us for information at 1-800-756-0124.

Attained Age—The Issue Age of the Insured plus the number of completed Certificate Years.

Associated Companies—The companies listed in a Group Policy’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Employer.

Beneficiary—The person(s) named in a Certificate or by later designation to receive Certificate proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Certificate and this Prospectus.

Cash Value—The total amount that a Certificate provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the Fixed Account, and in the Loan Account.

Cash Surrender Value—The Cash Value of a Certificate on the date of surrender, less any Indebtedness.

Certificate—A document issued to Owners of Certificates issued under Group Policies, setting forth or summarizing the Owner’s rights and benefits.

Certificate Anniversary—The same date each year as the Plan Anniversary Date.

Certificate Month—A month beginning on the Monthly Anniversary.

Certificate Year—A period beginning on a Certificate Anniversary and ending on the day immediately preceding the next Certificate Anniversary.

Division—A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Effective Date of the Certificate—The date on which insurance coverage shall take effect for an Insured.

Employee—A person who is employed and paid for services by an Employer on a regular basis and who is an eligible employee under the Employer’s Plan. To qualify as an employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An employee may include a partner in a partnership if the Employer is a partnership. An employee may also refer to members of sponsoring organizations.

Employer—The Employer, association, or sponsoring organization that is issued a Group Policy or participates in the Group Policy issued to the trust.

Face Amount—The minimum death benefit under the Certificate so long as the Certificate remains in force.

Fixed Account—The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum rate in effect on the issue date of your Group Policy, which in no event will be lower than 1%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The Fixed Account is part of the Company’s general account. Aspects of the Fixed Account are briefly summarized in order to give a better understanding of how the Policy functions.

Fund – An underlying mutual fund in which the Separate Account assets are invested.

General Account

Group Policy—A group variable universal life insurance policy issued by the Company to the Employer or to the MetLife Group Insurance Trust or similar trust.

Indebtedness—The sum of all unpaid Certificate Loans and accrued interest charged on loans.

Insurance—Insurance provided under a Group Policy on an Employee or an Employee’s spouse.

Insured—The person whose life is insured under a Certificate.

Investment Start Date—The date the initial premium is applied to the Fixed Account and to the Divisions of the Separate Account. This date is the later of the Effective Date of the Certificate or the date the initial premium is received at our Company’s Administrative Office.

Issue Age—The Insured’s Age as of the date the Certificate is issued.

Loan Account—The account of the Company to which amounts securing Certificate Loans are allocated. It is a part of the Company’s general account assets.

Loan Value—The maximum amount that may be borrowed under a Certificate after the first Certificate Anniversary.

Maturity Date—The Certificate Anniversary on which the Insured reaches a certain Attained Age, generally 95. In some Plans, the Attained Age may be later than 95. Please refer to the specifications page of your Certificate for the Attained Age that applies to your Certificate. (Also the final date of the Certificate.)

Monthly Anniversary—The same date in each succeeding month as the Effective Date of the Certificate except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium—The premium less any premium charges.

Owner (or you)—The Owner of a Certificate, as designated in the application or as subsequently changed.

Plan—The Group Variable Universal Life Insurance Plan for Employees of the Employer provided under a Group Policy issued directly to the Employer or through participation of the Employer in the Group Policy issued to the MetLife Group Insurance Trust or similar trust.

Plan Anniversary Date—The effective date of the Plan set forth on the specifications page of your Certificate.

SEC (or the Commission)—The Securities and Exchange Commission.

Separate Account—Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Certificate.

Spouse—An employee’s legal spouse.

Valuation Date—Each day that the New York Stock Exchange is open for regular trading.

Valuation Period—The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

APPENDIX A: FUNDS AVAILABLE UNDER THE CERTIFICATE

The following is a list of the Funds currently available under the Certificate. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://mybenefits.metlife.com. You can also request this information at no cost by calling (800) 756-0124 or by sending an email request to GVUL- eservice@metlifecommercial.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that the Certificate may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020
			1 Year	5 Year	10 Year
American Funds Insurance Series® — Class 1

Seeks long-term capital appreciation.	American Funds New World Fund® Adviser: Capital Research and Management CompanySM

Seeks a high level of current income consistent with preservation of capital.	American Funds U.S. Government/ AAA-Rated Securities Fund Adviser: Capital Research and Management CompanySM

Brighthouse Funds Trust I — Class A

Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP

Seeks capital appreciation.	Invesco Global Equity Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.

Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020
			1 Year	5 Year	10 Year

Brighthouse Funds Trust II — Class A

Seeks long-term growth of capital	BlackRock Capital Appreciation Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC

Seeks a high level of current income consistent with preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC

Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index	MetLife Mid Cap Stock Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020
			1 Year	5 Year	10 Year

Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC

Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company

Seeks capital appreciation.	MFS® Value Portfolio Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company

Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio Adviser: Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company

Fidelity® Variable Insurance Products — Initial Class

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Freedom 2020 Portfolio Adviser: Fidelity Management & Research Company LLC

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Freedom 2030 Portfolio Adviser: Fidelity Management & Research Company LLC

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Freedom 2040 Portfolio Adviser: Fidelity Management & Research Company LLC

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS
(as of 12/31/2020
			1 Year	5 Year	10 Year

Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond	Freedom 2050 Portfolio Adviser: Fidelity Management & Research Company LLC

T. Rowe Price Fixed Income Series, Inc.

Seeks a high level of income consistent with moderate fluctuations in principal value	Limited-Term Bond Portfolio Adviser T. Rowe Price Associates, Inc.

* Annual expenses of this Portfolio reflect temporary fee reductions.

The fee and expense information regarding the Portfolios was provided by those Portfolios.

TRANSFERS

The following Funds are “Monitored Portfolios” as defined in the “Certificate Benefits- Transfers” section of the prospectus:

American Funds New World

Fund® Invesco Global Equity

Portfolio MetLife MSCI EAFE®

Index Portfolio MetLife Russell

2000® Index Portfolio

Western Asset Management Strategic Bond Opportunities Portfolio

In addition to the Funds identified above, we treat all American Funds Insurance Series(R) portfolios (“American Funds portfolios”) as Monitored Funds. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described in the “Certificate Benefits- Transfers” section of the prospectus”), and transfer restrictions may be imposed upon a violation of either monitoring policy.

To learn more about the Certificate, you should read the SAI dated the same date as this prospectus which is incorporated herein by reference and is legally a part of this Prospectus. It includes additional information about the Certificates and the Separate Account. For a free copy of the SAI, to receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Certificate, please call 1-800-756-0124 or write to us at our Administrative Office.

Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR ID:    C000034609

GROUP VARIABLE UNIVERSAL

LIFE INSURANCE POLICIES

(METFLEX GVUL C)

Issued By

METROPOLITAN LIFE INSURANCE COMPANY

(Depositor)

200 Park Avenue

New York, NY 10166

PARAGON SEPARATE ACCOUNT B

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

April/May ____, 2021

This Statement of Additional Information (“SAI”) contains additional information regarding group variable universal life insurance policies and certificates offered by Metropolitan Life Insurance Company (“MetLife” or the “Company”) for use in employer/organization-sponsored group insurance programs. When a Group Policy is issued directly to an Employer, or an Employer participates in the Group Policy issued to the Trust, Certificates showing the rights of the Owners and/or Insureds will be issued to eligible employees.

This SAI is not a prospectus, and should be read together with the prospectus dated April/May ___, 2021 for the Certificates and the prospectuses for the Funds offered as investment options in the Certificates. Please refer to the fund supplement to your prospectus for a list of the Funds offered under your Certificate. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown below. Capitalized terms in this SAI have the same meanings as in the prospectus for the Certificates.

Direct all correspondence and inquiries to the Administrative Office:

MetLife GVUL

Administrative Office:

Suite 101

11330 Olive Boulevard

St. Louis, Mo 63141

Phone number: (800) 756-0124

Additional Certificate Information	3
Additional Benefits and Riders	6
NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	8
Distribution of the Certificates	7
More Information About the Company	8
Other Information	9
Financial Statements	10
Appendix Death Benefit Applicable Percentage Table	11

2

ADDITIONAL CERTIFICATE INFORMATION

The Certificate

The Certificate, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate and incorporated by reference into the Group Policy, the Owner has no rights under the Group Policy.

We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in most states, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Certificate. Because of differences in state laws, certain provisions of the Certificate may differ from state to state.

Claims of Creditors

To the extent permitted by law, neither the Certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Certificate’s Cash Value is paid from our Fixed Account and thus is subject to the claims paying ability of the Company.

Incontestability

In issuing this Certificate, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Certificate’s validity or may resist a claim under the Certificate.

We cannot contest the Certificate after it has been in force during the lifetime of the Insured for two years after the Effective Date of the Certificate. An increase in Face Amount or the addition of a rider after the Effective Date of the Certificate is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Certificate is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

Misstatement of Age

If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

Any payment or Certificate changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Certificate.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Effective Date of the Certificate (or within the maximum period permitted by the laws of the state in which the Certificate was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

3

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment

An Owner may assign rights under the Certificate while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Certificate that are not assigned.

We will be bound by an assignment of a Certificate only if:

•	it is in writing;

•	the original instrument or a certified copy is filed with us at our Administrative Office; and

•	we send an acknowledged copy to the Owner.

We are not responsible for determining the validity of any assignment.

Payment of Certificate proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Certificate, the Beneficiary has no rights in a Certificate before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.

Changing Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Certificate be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Certificate at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Certificate proceeds. Changing the owner may have adverse tax consequences. The owner should consult a tax adviser before doing so.

Changing Death Benefit Options

An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Certificate’s death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. Changing the death benefit option may have tax consequences.

If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $10,000.

If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

4

Cost of Insurance

Cost of Insurance Rates. The current cost of insurance rates will be based on the Attained Age of the Insured and the rate class of the Insured. The cost of insurance rates generally increase as the Insured’s Attained Age increases. An Insured’s rate class is generally based on factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program.

Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table for Certificates issued prior to January 1, 2020 and the 2017 CSO Table for Certificates issued on and after January 1, 2020).

5

ADDITIONAL BENEFITS AND RIDERS

The following additional benefits and riders currently are available under the Certificate. Some Plans may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

Waiver of Monthly Deductions During Total Disability Rider

This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 60.

Dependent’s Life Insurance Rider

The rider provides for term insurance on the Insured’s children and/or spouse, as defined in the rider. The death benefit will be payable to the named Beneficiary upon the death of the spouse or upon the death of any insured child. Under certain conditions, the rider may be exchanged for an individual life insurance policy.

Accelerated Benefits Rider

This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured has a life expectancy of 12 months or less (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal up to 80% of the Face Amount under the Certificate on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness.

The federal income tax consequences associated with adding or receiving benefits under the Accelerated Benefits Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a certificate or requesting an accelerated death benefit payment under this rider.

Accidental Death and Dismemberment Insurance Rider

This rider provides for the payment of an insurance benefit if the Insured sustains an accidental injury that is the direct and sole cause of the Insured’s death or the Insured’s loss of a body part or bodily function. The benefit amount is based on a percentage of the Certificate’s face amount and varies with the type of loss, as specified in the rider. The percentage is 100% for loss of life and generally ranges from 25% to 100% for loss of a body part or bodily function. Additional benefits identified in the rider may be payable if the specified conditions are met.

6

DISTRIBUTION OF THE CERTIFICATES

Information about the distribution of the Certificates is contained in the prospectus. (See “Distribution of the Group Policy and the Certificates.”) Additional information is provided below.

The Certificates are offered to the public on a continuous basis beginning May 1, 2009. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering.

MetLife Investors Distribution Company (“MLIDC”), 200 Park Avenue, New York, NY 10166, is the principal underwriter and distributor of the Certificates. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with other broker-dealers who sell the Certificates through their registered representatives (“selling firms”).

We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Certificates in the Separate Account in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Principal Underwriter	Aggregate Amount of Commissions Retained by Principal Underwriter
2020
2019	$231,849	$0
2018	$3,295,907	$0

We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

7

MORE INFORMATION ABOUT THE COMPANY

The Company

Metropolitan Life Insurance Company (“MetLife” or the “Company”) is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a $_____billion general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities, at December 31, 2020. The Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife Inc. is a holding company.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Payment of Proceeds

We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Certificate Owner’s check, or from a Premium transaction under our pre-authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Certificate. We pay interest on the death benefit proceeds from the date of receipt of documentation in good order to the date we pay them. Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

Potential Conflicts of Interest

In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance certificate owners or to variable annuity contract owners, each Fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance certificate owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse 6 consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance certificate owners and those given by variable annuity contract owners.

If a Fund’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance certificate owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

8

OTHER INFORMATION

Safekeeping of Separate Account Assets

Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY 10166, acts as the custodian of the assets of the Separate Account. Metropolitan Life Insurance Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions.

Records and Reports

We will maintain all records relating to the Separate Account. Once each Certificate Year, we will send you a report showing the following information as of the end of the report period:

•	the current Cash Value, amounts in each Division of the Separate Account (and in the Fixed Account), Loan Account value

•	the current Cash Surrender Value

•	the current death benefit

•	the current amount of any Indebtedness

•	any activity since the last report (e.g., premiums paid, partial withdrawals, charges and deductions)

•	any other information required by law

We also will make available periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Certificate Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements comprising each of the Divisions of Paragon Separate Account B included in this Statement of Additional Information have been audited ____________, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries included in this Statement of Additional Information have been audited by _______________, an independent registered public accounting firm, as stated in their report appearing herein. Such consolidated financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

INDEPENDENT AUDITORS

The consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries, included in this Statement of Additional Information have been audited by ___________________, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph related to Metropolitan Tower Life Insurance Company and subsidiaries being a member of a controlled group). Such consolidated financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of _____________________.

9

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Financial Statements

The Company’s financial statements should be distinguished from the financial statements and financial highlights comprising each of the Divisions of the Separate Account, and should be considered only as bearing on the Company’s ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

10

APPENDIX

DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

Attained Age	Applicable Percentage
40	250%
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94	101
95 or older	100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

11

PART C OTHER INFORMATION

ITEM 30. EXHIBITS

(a)	Board of Directors Resolutions.

(1)

Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

(2)

Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 28, 2000.)

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(1)

Amended and Restated Principal Underwriting Agreement between Metropolitan Life Insurance Company and MetLife Investors Distribution Company, dated October 1, 2018. (Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement on Form S-6 (File No. 333-133671) Filed on April 23, 2019.)

(2)

Form of Enterprise Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A’s Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)

(a)	Walnut Street Securities Selling Agreement (10/1/93-5/1/02)

(b)	General American Distributors Sales Agreement #2 (5/1/02-12/14/04)

(c)	General American Distributors Sales Agreement #3 (5/1/02-12/14/04)

(d)	MetLife Investors Distribution Company Sales Agreement (12/14/04- 6/1/05)

(e)	Metropolitan Life Retail Sales Agreement (6/1/05-5/1/07)

(f)	MetLife Investors Distribution Company Sales Agreement (5/1/07 to present)

(3)

Schedule of Differences in Sales Agreements (Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account A’s Registration Statement on Form N-6, File No. 333-133674, filed April 21, 2009.)

(4)

Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated February 2010 (Incorporated herein by reference to Post-Effective Amendment No. 14 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-83716, filed April 13, 2010.)

(5)

Enterprise Sales Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012. (Incorporated herein by reference to Post-Effective Amendment No. 27 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-47927, filed on April 11, 2013.)

2

(d)	Contracts.

(1)	Form of Group Contract. (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

i.	Scudder—(Group Contract 30020)

ii.	Morgan Stanley, Putnam and MFS—(Group Contract 30029)

iii.	Multi-Manager (Group Contract 30037)

(2)

Proposed Form of Individual Policy and Policy Riders: (30021) (3) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed on April 28, 2000.)

i.

Scudder—(Group Contract 30018) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

ii.

Morgan Stanley, Putnam and MFS—(Group Contract 30027) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No.  13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

iii.	Multi-Manager (30045) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

Form of Certificate and Certificate Riders:

i.

Scudder—(Group Contract 30019) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No.  13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

ii.

Morgan Stanley, Putnam and MFS—(Group Contract 30028) (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-36515) filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No.  13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 33-18341, filed April 25, 2001.)

3

iii.

Multi-Manager (30036) (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998 and incorporated by reference to Post-Effective Amendment No.  13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

iv.	Multi-Manager (30044) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed on April 30, 2002.)

v.	MET (30047) (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

vi.

MetFlex GVUL Certificate and Certificate Riders (G.24300(2003) and 24300A, GCR02-dp, G.24300-1, G.24300-2, G24300-2A, G.24300-3, G.24300-4, G.24300-6, G.24300-6A, CR05-1) (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed December 23, 2008.)

(e)	Applications.

(1)

Form of Application for Group Contract (10914) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April  28, 2000.); (33906) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

(2)

Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

(3)

Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (Incorporated by reference to Post-Effective Amendment No.  12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April  28, 2000.);(33910) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No.  033-58796, filed April 30, 2002.)

(4)

Form of Application for Spouse Insurance (Group Contract 10917) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

(5)

Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

(6)	Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate

4

Account A’s Registration Statement on Form S-6, File No. 33-18341, filed April 28, 2000.)

(7)

Form of Application for Spouse Insurance (Individual Policy 10354)(Incorporated by reference to Post-Effective Amendment No. 12 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 28, 2000.)

(8)

Form of Application Supplement for Scudder Commissioned Policy (33105) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed on April 25, 2001.)

(9)

Form of Application Supplement for Putnam Policy (33114) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

(10)

Form of Application Supplement for MFS Policy (33115-20) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

(11)

Form of Application Supplement for Morgan Stanley Policy (33113) (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

(12)

Form of Application Supplement for Multi-Manager Commissioned Policy (33116) (Incorporated by reference to Post-Effective Amendment No.  13 to Paragon Separate Account A’s Registration Statement on Form S- 6, File No. 033-18341, filed April 25, 2001.); (33135) (Incorporated by reference to Post-Effective Amendment No.  14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

(13)

Form of Application Supplement—Conditional Interim Coverage Agreement (33909) (Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6, File No. 033-58796, filed April 30, 2002.)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)

Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to Metropolitan Life Separate Account UL’s Registration Statement on Form S-6 (File No. 333-40161) filed on April 6, 2000.)

(2)

Amended and Restated Charter and By-laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-83716) filed on March 5, 2002.)

(3)

Amended and Restated By-Laws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No.  3 to Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed February 6, 2008.)

(4)

Amended and Restated Bylaws of Metropolitan Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

5

(g)	Reinsurance Agreements. (Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-6, File No. 033-58796, filed on April 30, 2003.)

(h)	Participation agreements.

(1)

Participation Agreement with Scudder Variable Series I (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

(2)

Participation Agreement with Putnam Variable Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

(3)

Participation Agreement with MFS Variable Insurance Trust (Incorporated by reference to the Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-80393, filed September 1, 1999.)

(4)

Participation Agreement with T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

(5)

Participation Agreement with Morgan Stanley Variable Investment Series (Incorporated by reference to Post-Effective Amendment No. 13 to Paragon Separate Account A’s Registration Statement on Form S-6, File No. 033-18341, filed April 25, 2001.)

(6)

Participation Agreement with American Funds Insurance Series (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

(7)

Amendment No.  2 to the Participation Agreement with American Funds Insurance Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)

(8)

Supplements to the Participation Agreement with DWS Variable Series II (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)

(9)

Amendment to Schedule A of the Participation Agreement with T. Rowe Price Series (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 22, 2009.)

(10)

Amendments to Participation Agreements for AIM/Invesco, American Funds and Fidelity Variable Insurance Products Funds (Incorporated herein by reference to Post-Effective Amendment No. 24 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-57320, filed April 14, 2011.)

6

(11)

Amendments to Participation Agreements for DWS Variable Insurance Series I & II (Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-6, File No. 333-133675, filed April 20, 2011.)

(12)

Amendments to the Participation Agreements with MFS Variable Insurance Trust, Met Investors Series Trust and Metropolitan Series Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6, File No. 033-57320, filed April 12, 2012.)

(13)

Assignment and Assumption of Participation Agreement with Morgan Stanley Investment Management (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed April 18, 2012.)

(14)

Participation Agreement and Amendments with The Universal Institutional Fund, Inc. (Incorporated herein by reference to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-198448, filed August 28, 2014.)

(15)

Amendment No. 4 to the Participation Agreement with American Funds Insurance Series dated November 19, 2014 (Incorporated herein by reference to Post-Effective Amendment No. 18 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-176654, filed April 13, 2016.)

(16)

Amendment No. 5 dated May 1, 2015 to the Participation Agreement with The Universal Institutional Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4, File No. 333-198448, filed April 13, 2016.)

(17)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(18)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust II, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(19)

Amendment No. 3 dated May 1, 2016 to the Participation Agreement dated May 16, 1998 among Metropolitan Life Insurance Company, American Funds Insurance Series and Capital Research and Management Company (Incorporated herein by reference to Post-Effective Amendment No. 19 to Metropolitan Life Separate Account E’s Registration Statement on Form N-4 (File No. 333-176654) filed April 12, 2017.)

(20)

Amendment dated May 1, 2016 to the Amended and Restated Participation Agreement dated May 1, 2009 among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Metropolitan Life Insurance Company and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 30 to Metropolitan Life Separate Account UL’s Registration Statement on Form N-6 (File No. 033-57320) filed April 14, 2017.)

7

(21)

Amendments 1 and 2 to the Participation Agreement dated August 1, 1996 by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 333-133675) filed April 25, 2017.)

(22)

Amendment effective May 1, 2013 to the Participation Agreement dated August 1, 1996 as amended, by and among Metropolitan Life Insurance Company, T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price International Series Inc. and T. Rowe Price Investment Series, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-6 (File No. 333-133675) filed April 25, 2017.)

(23)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4, filed April 12, 2017 and is hereby incorporated by reference.

(24)

Participation Agreement dated March 6, 2017 by and among Brighthouse Funds Trust I, Metropolitan Life Insurance Company, Brighthouse Investment Advisers, LLC and Brighthouse Securities, LLC. Filed with Post-Effective Amendment No. 19 to Registration Statement File No. 333-176654/811-04001 for Metropolitan Life Separate Account E on Form N-4, filed April 12, 2017 and is hereby incorporated by reference.

(25)

Amended and Restated Participation Agreement dated January 24, 2018 among Fidelity Variable Insurance Products, Fidelity Distributors Corporation and Metropolitan Life Insurance Company. Filed with Post-Effective Amendment No. 5 to Registration Statement File No. 333-190296/811-04001 for Metropolitan Life Separate Account E on Form N-4, filed April 10, 2018 and is hereby incorporated by reference.

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts.

(1)	Guarantee Agreement (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

(k)	Legal Opinions.

(1)	Opinion of John R. Murphy, Esquire (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

(2)

Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company (now Metropolitan Tower Life Insurance Company, pursuant to a merger of General American Life Insurance Company with and into Metropolitan Tower Life Insurance Company effective as of the close of business on April 27, 2018). (Incorporated herein by reference to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed May 1, 2006.)

(l)	Actuarial Opinion. Not Applicable

(m)	Calculations. Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(o)	Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)	Initial Capital Agreements. Not applicable.

(q)

Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy. (Incorporated by reference to Pre-Effective Amendment No. 1 to Paragon Separate Account D’s Registration Statement on Form S-6, File No. 333-36515, filed February 26, 1998.)

8

(r)

Form of Initial Summary Prospectuses. The form of any Initial Summary Prospectus that the Registrant intends to use on or after the effective date of the registration statement, pursuant to rule 498A under the Securities Act [17 CFR 230.498A]. (“filed herewith”)

(s)

Powers of Attorney for Metropolitan Life Insurance Company and its designated separate accounts. (Incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-234816) filed on November 22, 2019.)

(t)

Representations regarding separate account financial statements. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-6, File No. 333-133671, filed April 17, 2007.)

9

ITEM 31. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

R. Glenn Hubbard Chairman of the Board Metlife, Inc. Dean and Russell L. Carson Professor of Finance and Economics Graduate School of Business Columbia University 200 Park Avenue New York, NY 10166	Chairman of the Board and a Director

Michel A. Khalaf President and Chief Executive Officer Metlife, Inc. 200 Park Avenue New York, NY 10166	President and Chief Executive Officer and Director

Cheryl W. Grise Former Executive Vice President, Northeast Utilities 200 Park Avenue New York, NY 10166	Director

Carlos M. Gutierrez Co-Chair Albright Stonebridge Group 200 Park Avenue New York, NY 10166	Director

Gerald L. Hassell Former Chairman of the Board and CEO The Bank of New York Mellon Corporation 200 Park Avenue New York, NY 10166	Director

David L. Herzog Former Chief Financial Officer AIG 200 Park Avenue New York, NY 10166	Director

Edward J. Kelly, III Former Chairman, Institutional Clients Group, Citigroup, Inc. 200 Park Avenue New York, NY 10166	Director

William E. Kennard	Director
Former US Ambassador to the European Union
200 Park Avenue
New York, NY 10166

James M. Kilts	Director
Founding Partner, Centerview Capital
3 Greenwich Office Park, 2nd Floor
Greenwich, CT 06831

Catherine R. Kinney	Director
Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.
200 Park Avenue
New York, NY 10166

Denise M. Morrison	Director
Former President and Chief Executive Officer
Campbell Soup Company
One Campbell Place
Camden, NJ 08103

Diana McKenzie Former Chief Information Officer Workday, Inc. 200 Park Avenue New York, NY 10166	Director

Mark A. Weinberger	Director
Former Global Chairman and Chief Executive Officer of EY Company
200 Park Avenue
New York, NY 10166

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company. The principal business address of each principal officer is 200 Park Avenue, New York, NY 10166 unless otherwise noted below.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS WITH DEPOSITOR

Michel A. Khalaf	President, CEO and Director

Marklene Debel	Executive Vice President and Chief Risk Officer

Karl R. Erhardt	Executive Vice President and Chief Auditor

John McCallion	Executive Vice President, Chief Financial Officer and Treasurer

Esther Lee	Executive Vice President and Global Chief Marketing Officer

William Pappas	Executive Vice President and Global Technology & Operations Officer

Tamara Schock	Executive Vice President and Chief Accounting Officer

Susan Podlogar	Executive Vice President and Chief Human Resources Officer

Patrik Ringstroem	Executive Vice President and Chief Strategy Officer

Ramy Tadros	Executive Vice President

Michael Zarcone	Executive Vice President

Stephen W. Gauster	Executive Vice President and General Counsel

ITEM 32. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a separate account of MetLife under New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

10

MetLife, Inc. Organizational Chart 12-31-20

ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES

AS OF December 31, 2020

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2018. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors’ qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.	MetLife Group, Inc. (NY)

1.	MetLife Services and Solutions, LLC (DE)

a)	MetLife Solutions Pte. Ltd. (Singapore)

i)	MetLife Services East Private Limited (India) - 99.99% is owned by MetLife Solutions Pte. Ltd. and .01% by Natiloportem Holdings, LLC

ii)	MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, LLC.

B.	MetLife Home Loans, LLC (DE)

C.	Metropolitan Tower Life Insurance Company (NE)

a)	PREFCO X Holdings LLC (CT)

b)

PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

1.	Plaza Drive Properties LLC (DE)

2.	MTL Leasing, LLC (DE)

a)	PREFCO IX Realty LLC (CT)

b)	PREFCO XIV Holdings LLC (CT)

c)

PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

d)	1320 Venture LLC (DE)

i)	1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

e)	1320 GP LLC (DE)

3.	MetLife Assignment Company, Inc. (DE)

D.

MetLife Chile Inversiones Limitada (Chile) - 72.35109659% is owned by MetLife, Inc., 24.8823628% by American Life Insurance Company (“ALICO”), 2.76654057% is owned by Inversiones MetLife Holdco Dos Limitada and 0.00000004% is owned by Natiloportem Holdings, LLC.

1.

MetLife Chile Seguros de Vida S.A. (Chile) - 99.996% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.003% by International Technical and Advisory Services Limited (“ITAS”) and the rest by third parties.

a)

MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.9% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.1% is held by MetLife Chile Inversiones Limitada.

2.

Inversiones MetLife Holdco Tres Limitada (Chile) - 97.13% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 2.87% is owned by Inversiones MetLife Holdco Dos Limitada.

a)

AFP Provida S.A. (Chile) - 42.3815% of AFP Provida S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 42.3815% is owned by Inversiones MetLife Holdco Tres Limitada, 10.9224% is owned by MetLife Chile Inversiones Limitada and the remainder is owned by the public.

i)	Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A and 0.01% is owned by MetLife Chile Inversiones Limitada.

1)	AFP Genesis Administradora de Fondos y Fidecomisos S.A. (Ecuador) - 99.9% of AFP Genesis Administradora de Fondos y Fidecomisos S.A. is owned by Provida Internacional S.A. and 0.1% by AFP Provida S.A.

3.

MetLife Chile Seguros Generales S.A. (Chile) - 99.98% of MetLife Chile Seguros Generales S.A. is owned by MetLife Chile Inversiones Limitada and 0.02% is owned by Inversiones MetLife Holdco Dos Limitada.

E.	MetLife Digital Ventures, Inc. (DE)

F.	Metropolitan Property and Casualty Insurance Company (RI)

1.	Metropolitan General Insurance Company (RI)

2.	Metropolitan Casualty Insurance Company (RI)

3.	Metropolitan Direct Property and Casualty Insurance Company (RI)

4.	MetLife Auto & Home Insurance Agency, Inc. (RI)

5.	Metropolitan Group Property and Casualty Insurance Company (RI)

6.	Metropolitan Lloyds, Inc. (TX)

a)

Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

7.	Economy Fire & Casualty Company (IL)

a)	Economy Preferred Insurance Company (IL)

b)	Economy Premier Assurance Company (IL)

G.	Newbury Insurance Company, Limited (DE)

H.	MetLife Investors Group, LLC (DE)

1.	MetLife Investors Distribution Company (MO)

2.	MetLife Investments Securities, LLC (DE)

1

I.	Metropolitan Life Insurance Company (“MLIC”) (NY)

1.	ML Sloan’s Lake Member, LLC (DE) - Metropolitan Life Insurance Company owns 55% and 45% by Metropolitan Tower Life Insurance Company.

2.	St. James Fleet Investments Two Limited (Cayman Islands)

a)	Park Twenty Three Investments Company (United Kingdom)

i)	Convent Station Euro Investments Four Company (United Kingdom)

b)	OMI MLIC Investments Limited (Cayman Islands)

3.	Sandpiper Cove Associates II, LLC (DE)

4.	MLIC Asset Holdings II LLC (DE)

MCJV, LLC (DE)

a)	El Conquistador MAH II LLC (DE)

5.	CC Holdco Manager, LLC (DE)

6.	Alternative Fuels I, LLC (DE)

7.	Transmountain Land & Livestock Company (MT)

8.	HPZ Assets LLC (DE)

9.	Missouri Reinsurance, Inc. (Cayman Islands)

10.	Metropolitan Tower Realty Company, Inc. (DE)

a)	Midtown Heights, LLC (DE)

11.	ML New River Village III, LLC (DE)

12.	MetLife RC SF Member, LLC (DE)

•	METLIFE ASHTON AUSTIN OWNER, LLC (DE)

•	METLIFE ACOMA OWNER, LLC (DE)

13.	23rd Street Investments, Inc. (DE)

a)	MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

b)	MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

i)	Met Canada Solar ULC (Canada)

14.	MetLife Holdings, Inc. (DE)

a)	MetLife Credit Corp. (DE)

b)	MetLife Funding, Inc. (DE)

15.	Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

a)	Met II Office, LLC (FL)

16.	ML Southlands Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

ML PORT CHESTER SC MEMBER, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% is owned by Metropolitan Tower Life Insurance Company.

17.	Corporate Real Estate Holdings, LLC (DE)

18.	MetLife Tower Resources Group, Inc. (DE)

19.	ML Sentinel Square Member, LLC (DE)

20.	MetLife Securitization Depositor, LLC (DE)

21.	WFP 1000 Holding Company GP, LLC (DE)

22.	MTU Hotel Owner, LLC (DE) 13-5581829

23.	White Oak Royalty Company (OK)

24.	500 Grant Street GP LLC (DE)

25.	500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

26.	MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

27.	MetLife Retirement Services LLC (NJ)

28.	Euro CL Investments, LLC (DE)

29.	MEX DF Properties, LLC (DE)

a)	MPLife, S. de R.L. de C.V. (Mexico) - 99.99% of MPLife, S. de R.L. de C.V. is owned by MEX DF Properties, LLC and 0.01% is owned by Euro CL Investments LLC.

MET 1065 HOTEL, LLC (DE)

30.	MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company.

31.	MetLife Properties Ventures, LLC (DE)

32.	Housing Fund Manager, LLC (DE)

33.	MLIC Asset Holdings LLC (DE)

34.	85 Broad Street Mezzanine LLC (DE)

35.	The Building at 575 Fifth Avenue Mezzanine LLC (DE)

a)	The Building at 575 Fifth Retail Holding LLC (DE)

i)	The Building at 575 Fifth Retail Owner LLC (DE)

36.	ML Bridgeside Apartments LLC (DE)

37.	MetLife Chino Member, LLC (DE)

38.	MLIC CB Holdings LLC (DE)

39.	MetLife CC Member, LLC (DE) - 95.122% of MetLife CC Member, LLC is owned by Metropolitan Life Insurance Company and 4.878% is owned by Metropolitan Tower Life Insurance Company.

ML MATSON MILLS MEMBER LLC (DE)

40.	Oconee Hotel Company, LLC (DE)

ML 300 THIRD MEMBER LLC (DE)

41.	Oconee Land Company, LLC (DE)

a)	Oconee Land Development Company, LLC (DE)

b)	Oconee Golf Company, LLC (DE)

c)	Oconee Marina Company, LLC (DE)

2

42.	1201 TAB Manager, LLC (DE)

43.	MetLife 1201 TAB Member, LLC (DE) - 96.9% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

44.	MetLife LHH Member, LLC (DE) - 99% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, and 1% is owned by Metropolitan Tower Life Insurance Company.

45.	1001 Properties, LLC (DE)

46.	6104 Hollywood, LLC (DE)

47.	Boulevard Residential, LLC (DE)

48.	ML-AI MetLife Member 3, LLC (DE)

•	WHITE TRACT II, LLC (DE)

•	METLIFE JAPAN US EQUITY FUND LP (DE)

•	METLIFE JAPAN US EQUITY OWNERS LLC (DE)

49.	Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company, Inc.

50.	Marketplace Residences, LLC (DE)

51.	ML Swan Mezz, LLC (DE)

a)	ML Swan GP, LLC (DE)

52.	ML Dolphin Mezz, LLC (DE)

a)	ML Dolphin GP, LLC (DE)

53.	Haskell East Village, LLC (DE)

54.	MetLife Cabo Hilton Member, LLC (DE) - 83.1% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by Metropolitan Tower Life Insurance Company.

55.	150 North Riverside PE Member, LLC (DE) - MLIC owns an 81.45% membership interest and Metropolitan Tower Life Insurance Company owns a 18.55% membership interest

56.	ML Terraces, LLC (DE)

57.	Chestnut Flats Wind, LLC (DE)

58.	MetLife 425 MKT Member, LLC (DE)

59.	MetLife OFC Member, LLC (DE)

60.	MetLife THR Investor, LLC (DE)

61.	ML Southmore, LLC (DE) - 99% of ML Southmore, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

62.	ML - AI MetLife Member 1, LLC (DE) - 95.199% of the membership interest is owned by MLIC and 4.801% by Metropolitan Property and Casualty Insurance Company.

63.	MetLife CB W/A, LLC (DE)

64.	MetLife Camino Ramon Member, LLC (DE) - 99% of MetLife Camino Ramon Member, LLC is owned by MLIC and 1% by Metropolitan Tower Life Insurance Company.

ML BLOCK 40, LLC (DE)

65.	10700 Wilshire, LLC (DE)

66.	Viridian Miracle Mile, LLC (DE)

67.	MetLife 555 12th Member, LLC (DE) - 94.6% is owned by MLIC and 5.4% by Metropolitan Tower Life Insurance Company.

68.	MetLife OBS Member, LLC (DE)

69.	MetLife 1007 Stewart, LLC (DE)

70.	ML-AI MetLife Member 2, LLC (DE) - 98.97% of ML-AI MetLife Member 2, LLC’s ownership interest is owned by MLIC and 1.03% by Metropolitan Tower Life Insurance Company.

71.	MetLife Treat Towers Member, LLC (DE)

72.	MetLife FM Hotel Member, LLC (DE)

a)	LHCW Holdings (U.S.) LLC (DE)

i)	LHC Holdings (U.S.) LLC (DE)

1)	LHCW Hotel Holding LLC (DE)

aa)	LHCW Hotel Holding (2002) LLC (DE)

bb)	LHCW Hotel Operating Company (2002) LLC (DE)

73.	ML Mililani Member, LLC (DE)- is owned at 95% by MLIC and 5% by Metropolitan Tower Life Insurance Company.

74.	MetLife SP Holdings, LLC (DE)

a)	MetLife Private Equity Holdings, LLC (DE)

75.	Buford Logistics Center, LLC (DE)

76.	MetLife Park Tower Member, LLC (DE)

a)	Park Tower REIT, Inc. (DE)

i)	Park Tower JV Member, LLC (DE)

77.	MCPP Owners, LLC (DE) - 87.34% is owned by MLIC, 1.81% by Metropolitan Tower Life Insurance Company, and 10.85% by MTL Leasing, LLC.

78.	ML-AI MetLife Member 5, LLC (DE)

79.	MetLife HCMJV 1 GP, LLC (DE)

METLIFE HCMJV 1 LP, LLC (DE)

80.	MetLife ConSquare Member, LLC (DE)

81.	MetLife Ontario Street Member, LLC (DE)

82.	1925 WJC Owner, LLC (DE)

ML BELLEVUE MEMBER, LLC (DE)

83.	MetLife Member Solaire, LLC (DE)

84.	Sino-US United MetLife Insurance Company, Ltd. - 50% of Sino-US United MetLife Insurance Company, Ltd. Is owned by MLIC and 50% is owned by a third party.

85.	MetLife Property Ventures Canada ULC (Canada)

86.	MetLife Canadian Property Ventures, LLC (NY)

METLIFE LEGAL PLANS, INC. (DE)

a)	HYATT LEGAL PLANS OF FLORIDA, INC. (FL)

b)	BEQUEST, INC. (DE)

1.	WILLWISER LLC (FL)

2.	THE INHERITANCE COMPANY (DE)

87.	ML Cerritos TC Member, LLC (DE) - Metropolitan Life Insurance Company owns 60% and 40% by Metropolitan Tower Life Insurance Company.

88.	MetLife Boro Station Member, LLC (DE)

89.	MetLife 8280 Member, LLC (DE)

90.	Southcreek Industrial Holdings, LLC (DE)

91.	MMP Owners, LLC (DE) - 98.82% is owned by MLIC and 1.18% is owned by Metropolitan Property and Casualty Insurance Company.

ML Armature Member, LLC (DE)

92.	ML-AI MetLife Member 4, LLC (DE) - 60% owned by MLIC and 40% owned by Metropolitan Tower Life Insurance Company.

MMP OWNERS III, LLC (DE)

a)	METLIFE MULTI-FAMILY PARTNERS III, LLC (DE)

b)	MMP HOLDINGS III, LLC (DE)

1.	MMP CEDAR STREET REIT, LLC (DE)

a.	MMP CEDAR STREET OWNER, LLC (DE)

2.	MMP SOUTH PARK REIT, LLC (DE)

a.	MMP SOUTH PARK OWNER, LLC (DE)

3.	MMP OLIVIAN REIT, LLC (DE)

a.	MMP OLIVIAN OWNER, LLC (DE)

MC PORTFOLIO JV MEMBER, LLC (DE)

J.	MetLife Capital Trust IV (DE)

3

K.	MetLife Investment Advisors, LLC (DE)

1.	MetLife Alternatives GP, LLC (DE)

a)

MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

b)

MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

c)

MetLife International HF Partners, LP (Cayman Islands) - 88.22% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.47% is owned by MetLife Insurance Company of Korea Limited, 2.29% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

d)

MetLife International PE Fund III, LP (Cayman Islands) - 88.93% of the limited partnership interests of MetLife International PE Fund III, LP is owned by MetLife Insurance K.K., 7.91% is owned by MetLife Insurance Company of Korea Limited, 2.61% is owned by MetLife Limited (Hong Kong), and 0.55% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

e)

MetLife International PE Fund IV, LP (Cayman Islands) - 94.70% of the limited partnership interests of MetLife International PE Fund IV, LP is owned by MetLife Insurance K.K., 3.79% is owned by MetLife Insurance Company of Korea Limited, 1.51% is owned by Metlife Limited (Hong Kong).

f)

MetLife International PE Fund V, LP (Cayman Islands) - 81.699% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 15.033% is owned by MetLife Limited (Hong Kong) and the remaining 3.268% is owned by MetLife Insurance Company of Korea.

g)

MetLife International PE Fund VI, LP (Cayman Islands) - 76.323% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K., 20.208% is owned by MetLife Limited and the remaining 3.469% is owned by MetLife Insurance Company of Korea.

2.	MetLife Loan Asset Management LLC (DE)

3.	MLIA SBAF COLONY MANAGER LLC (DE), METLIFE JAPAN US EQUITY FUND GP LLC (DE)

4.	MetLife Core Property Fund GP, LLC (DE)

a)

MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the “Fund”). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 15.60%, Metropolitan Life Insurance Company (on behalf of Separate Account 746) owns 2.52%, MetLife Insurance Company of Korea Limited owns 2.04%, MetLife Insurance K.K. owns 6.94%, Metropolitan Property and Casualty Insurance Company owns 1.76% and Metropolitan Tower Life Insurance Company owns 0.05%.

i)	MetLife Core Property REIT, LLC (DE)

1)

MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC also holds, directly or indirectly, the following limited liability companies (indirect ownership indicated in parenthesis): MCP Alley24 East, LLC; MCP Property Management, LLC; MCP One Westside, LLC; MCP 7 Riverway, LLC; MCPF Acquisition, LLC; MCP SoCal Industrial - Springdale, LLC; MCP SoCal Industrial - Concourse, LLC; MCP SoCal Industrial - Kellwood, LLC; MCP SoCal Industrial - Redondo, LLC; MCP SoCal Industrial - Fullerton, LLC; MCP SoCal Industrial - Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MetLife Core Property TRS, LLC; MCP SoCal Industrial - LAX, LLC; MCP SoCal Industrial - Anaheim, LLC; MCP SoCal Industrial - Canyon, LLC; MCP SoCal Industrial - Bernardo, LLC; MCP Ashton South End, LLC; MCP Lodge At Lakecrest, LLC; MCP Main Street Village, LLC; MCP Trimble Campus, LLC; MCP Highland Park Lender, LLC; MCP Buford Logistics Center Bldg B, LLC; MCP 22745 & 22755 Relocation Drive, LLC; MCP 9020 Murphy Road, LLC; MCP Atlanta Gateway, LLC; MCP Northyards Holdco, LLC; MCP Northyards Owner, LLC (100%); MCP Northyards Master Lessee, LLC (100%); MCP VOA Holdings, LLC; MCP VOA I & III, LLC (100%); MCP VOA II, LLC (100%); MCP West Broad Marketplace, LLC; MCP Union Row, LLC; MCP Fife Enterprise Center, LLC; MCP 2 Ames, LLC; MCP 2 Ames Two, LLC (100%); MCP 2 Ames One, LLC (100%); MCP 2 Ames Owner, LLC (89%); MCP 350 Rohlwing, LLC; MCP - Wellington, LLC; MCP Onyx, LLC; MCP Valley Forge, LLC; MCP Valley Forge Two, LLC (100%); MCP Valley Forge One, LLC (100%); MCP Valley Forge Owner, LLC (89%); MCP MA Property REIT, LLC; MCPF - Needham, LLC (100%); MCP 60 11th Street Member, LLC; 60 11th Street, LLC (100%); MCP Fife Enterprise Member, LLC; Fife Enterprise Center Venture, LLC (100%); MCP-English Village, LLC; MCP 100 Congress Member, LLC; 100 Congress Venture, LLC (55%); 100 Congress REIT, LLC (55%); 100 Congress Owner, LLC (55%); MCP DMCBP Phase II Member, LLC; DMCBP Phase II Venture, LLC (95%); Des Moines Creek Business Park Phase II, LLC (95%); MCP Magnolia Park Member, LLC; Magnolia Park Greenville Venture, LLC (90%); Magnolia Park Greenville, LLC (90%); MCP Denver Pavilions Member, LLC; Denver Pavilions Venture, LLC (80%); Denver Pavilions OwnerCo, LLC (80%); MCP Buford Logistics Center 2 Member, LLC; Buford Logistics Center 2 Venture, LLC (95%); Buford Logistics Center Bldg A Venture, LLC (95%); MCP Seattle Gateway I Member, LLC; Seattle Gateway I Venture, LLC (95%); Seattle Gateway Industrial I, LLC (95%); MCP 249 Industrial Business Park Member, LLC; 249 Industrial Business Park Venture, LLC (95%); 249 Industrial Business Park, LLC (95%); MCP Seattle Gateway II Member, LLC; Seattle Gateway II Venture, LLC (95%); Seattle Gateway Industrial II, LLC (95%); MCP Seventh and Osborn Retail Member, LLC; Seventh and Osborn Retail Venture, LLC (92.5%); Seventh and Osborn Retail, LLC (92.5%); MCP Seventh and Osborn MF Member, LLC; Seventh and Osborn MF Venture, LLC (92.5%); High Street Seventh and Osborn Apartments, LLC (92.5%); MCP Block 23 Member, LLC; Block 23 Residential Investors, LLC (90%); SLR Block 23 Residential Owner, LLC (90%); MCP Burnside Member, LLC; Alta Burnside Venture, LLC (92.5%); Alta Burnside, LLC (92.5%); MCP Mountain Technology Center Member TRS, LLC; Mountain Technology Center Venture, LLC (95%); Mountain Technology Center Venture Sub A, LLC (95%); Mountain Technology Center Venture Sub B, LLC (95%); Mountain Technology Center Venture Sub C, LLC (95%); Mountain Technology Center Venture Sub D, LLC (95%); Mountain Technology Center Venture Sub E, LLC (95%).

aa)	MCP Property Management, LLC (DE)

bb)	MCP Core Property TRS, LLC (DE)

MCP COMMON DESK TRS, LLC (DE)

5.	MIM I LLC (PA), MIM EMD GP, LLC (DE)

6.	MIM Property Management, LLC (DE)

a)	MIM Property Management of Georgia 1, LLC (DE)

b)	MIM MetWest International Manager, LLC (DE)

c)	MIM ML-AI Venture 5 Manager, LLC (DE)

d)	MIM Clal General Partner, LLC (DE)

7.	MetLife Commercial Mortgage Income Fund GP, LLC (DE)

a)

MetLife Commercial Mortgage Income Fund, LP (DE) - MetLife Commercial Mortgage Income Fund GP, LLC is the general partner of MetLife Commercial Mortgage Income Fund, LP (the “Fund”). A majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 26.6%, MetLife Insurance Company of Korea Limited owns 2.1%, MetLife Limited owns 2.7%, Metropolitan Life Insurance Company of Hong Kong Limited owns 0.03% and Metropolitan Tower Life Insurance Company owns 2.7% (the remainder is held by third party investors).

i)	MetLife Commercial Mortgage REIT, LLC (DE)

1)	MetLife Commercial Mortgage Originator, LLC (DE)

aa)	MCMIF Holdco I, LLC (DE)

bb)	MCMIF Holdco II, LLC (DE)

8.	MLIA SBAF Manager, LLC (DE)

9.	MLIA Manager I, LLC (DE)

10.	ML - URS PORT CHESTER SC MANAGER, LLC (DE), ML BELLEVUE MANAGER, LLC (DE) and MLIA Park Tower Manager, LLC (DE)

11.	MetLife Middle Market Private Debt GP, LLC (DE)

a.

MetLife Middle Market Private Debt Fund, LP (DE) - MetLife Middle Market Private Debt GP, LLC is the general partner of MetLife Middle Market Private Debt Fund, LP (the “Fund”). The following affiliates hold limited partnership interests in the Fund: MetLife Private Equity Holdings, LLC (31.15%) and Metropolitan Life Insurance Company (31.15%). The remainder is held by third party investors.

12.	MetLife Middle Market Private Debt Parallel GP, LLC (DE)

a.

MetLife Middle Market Private Debt Parallel Fund, LP (Cayman Islands) - MetLife Middle Market Private Debt Parallel GP, LLC is the general partner of MetLife Middle Market Private Debt Parallel Fund, LP. The following affiliate holds a limited partnership interest in the Fund: MetLife Insurance K.K. (100%).

L.	SafeGuard Health Enterprises, Inc. (DE)

1.	MetLife Health Plans, Inc. (DE)

2.	SafeGuard Health Plans, Inc. (CA)

3.	SafeHealth Life Insurance Company (CA)

4.	SafeGuard Health Plans, Inc. (FL)

5.	SafeGuard Health Plans, Inc. (TX)

M.	Cova Life Management Company (DE)

N.	MetLife Reinsurance Company of Charleston (SC)

O.	MetLife Reinsurance Company of Vermont (VT)

P.	Delaware American Life Insurance Company (DE)

Q.	Federal Flood Certification LLC (TX)

R.	MetLife Global Benefits, Ltd. (Cayman Islands)

S.

Inversiones Metlife Holdco Dos Limitada (Chile) - 99.99946% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.000535% is owned by MetLife International Holdings, LLC and 0.0000054% is owned by Natiloportem Holdings, LLC.

T.	MetLife Consumer Services, Inc. (DE)

U.	MetLife Global, Inc. (DE)

V.	MetLife Insurance Brokerage, Inc. (NY)

4

W.	American Life Insurance Company (ALICO) (DE)

1.	MetLife Insurance K.K. (Japan)

a)	Communication One Kabushiki Kaisha (Japan)

b)	FORTISSIMO CO., LTD (Japan)

c)	METLIFE JAPAN US EQUITY OWNERS (BLOCKER) LLC (DE)

2.	MetLife Global Holding Company I GmbH (SWISS I) (Switzerland)

a)	MetLife, Life Insurance Company (Egypt) - 84.125% of MetLife, Life Insurance Company is owned by MetLife Global Holding Company I GmbH and the remaining interests are owned by third parties.

b)	MetLife Global Holding Company II GmbH (Swiss II) (Switzerland)

i)	ALICO European Holdings Limited (Ireland)

1)	Closed Joint-stock Company Master-D (Russia)

aa)

Joint-Stock Company MetLife Insurance Company (Russia) - 51% of Joint Stock Company MetLife Insurance Company is owned by Closed Joint-stock Company Master-D and 49% is owned by MetLife Global Holding Company II GmbH.

ii)	MetLife Asia Holding Company Pte. Ltd. (Singapore)

1)	MetLife Innovation Centre Pte. Ltd. (Singapore)

2)	LumenLab Malaysia Sdn. Bhd. (Malaysia)

iii)	MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

iv)	MetLife Investment Management Limited (United Kingdom)

v)

MM Global Operations Support Center, S.A. de C.V. (Mexico) - 99.999509% of MM Global Operations Support Center, S.A. de C.V. is held by MetLife Global Holding Company II GmbH (Swiss) and 0.00049095% is held by MetLife Global Holding Company I GmbH (Swiss).

1.	Fundacion MetLife Mexico, A.C. (Mexico)

vi)

MetLife Colombia Seguros de Vida S.A. (Colombia) - 89.999965713458300000% of MetLife Colombia Seguros de Vida S.A. is owned by MetLife Global Holding Company II GmbH , 10.000031593881300000000% is owned by MetLife Global Holding Company I GmbH, 0.000000897553447019009% is owned by International Technical and Advisory Services Limited, 0.000000897553447019009% is owned by Borderland Investments Limited and 0.000000897553447019009% by Natiloportem Holdings, LLC.

vii)	PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife is owned by MetLife Global Holding Company II GmbH, .0006% is owned by ITAS and the remaining .0006% is owned by Borderland Investments Limited.

viii)	MetLife Innovation Centre Limited (Ireland)

ix)	MetLife EU Holding Company Limited (Ireland)

1)	MetLife Europe d.a.c (Ireland)

1.	MetLife Pension Trustees Limited (United Kingdom)

2)	Agenvita S.r.l. (Italy)

3)	MetLife Europe Insurance d.a.c (Ireland)

4)	MetLife Europe Services Limited (Ireland)

5)	MetLife Services, Sociedad Limitada (Spain)

6)	MetLife Slovakia S.r.o. (Slovakia) - 99.956% of MetLife Slovakia S.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

7)	MetLife Solutions S.A.S. (France)

8)

Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9836% of Metropolitan Life Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by MetLife EU Holding Company Limited and 0.0164% is owned by MetLife Services Sp z.o.o.

9)	MetLife Towarzystwo Ubiezpieczen na Zycie I Reasekuracji S.A. (Poland)

aa)	MetLife Services Sp z.o.o. (Poland)

bb)	MetLife Towarzystwo Funduszy Inwestycyjnych, S.A. (Poland)

cc)	MetLife Powszechne Towarzystwo Emerytalne S.A. (Poland)

10)	MetLife Services Cyprus Limited (Cyprus)

aa)	Hellenic Alico Life Insurance Company, Ltd. (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by MetLife Services Cyprus Limited and the remaining is owned by a third party.

11)	MetLife Services EOOD (Bulgaria)

12)	MetLife Life Insurance S.A. (Greece)

aa)	MetLife Mutual Fund Company (Greece) - 90% of MetLife Mutual Fund Company is owned by MetLife Life Insurance S.A. (Greece) and the remaining by a third party.

13)	First American-Hungarian Insurance Agency Limited (Hungary)

x)	MetLife Investment Management Holdings (Ireland)Limited (Ireland)

1)	MetLife Investments Asia Limited (Hong Kong)

2)	MetLife Syndicated Bank Loan Lux GP, S.a.r.l. (Luxembourg)

aa)

MetLife BL (Cayman), LP (Cayman Islands) - MetLife BL (Cayman), LP is an investors in the Fund. The following affiliates hold limited partnership interest in the feeder: MetLife Limited (3.14%), MetLife Insurance K.K. (93.72%) and MetLife Insurance Company of Korea Limited (3.14%).

bb)

MetLife Syndicated Bank Loan Fund, SCSp (Luxembourg) - MetLife Syndicated Bank Loan Lux GP, Sarl is the general partner of MetLife Syndicated Bank Loan Fund, SCSp (the “Fund”). The only investors in the Fund are MetLife BL Feeder (Cayman), LP and MetLife BL Feeder, LP.

3)	MetLife Investments Limited (United Kingdom) - 99.9% of MetLife Investments Limited (UK) is MetLife Investment Management Holdings (Ireland) Limited and .01% by MetLife Global Holding Company II GmbH.

4)

MetLife Latin America Asesorias e Inversiones Limitada (Chile) - 99.99% of MetLife Latin American Asesorias e Inversiones Limitada is owned by MetLife Investment Management Holdings (Ireland) Limited and .01% is owned by MetLife Global Holding Company II GmbH (Swiss).

5)	MetLife Global Infrastructure LUX GP, S.a.r.l. (Luxembourg)

xi)	MetLife Asia Services Sdn. Bhd (Malasya)

1)	ALICO OPERATIONS, LLC (DE)

2)	MetLife Asset Management Corp. (Japan) - The official entity name is “MetLife Asset Management Corp. (Japan)” and it is domiciled in Japan.

3)	MetLife Seguros S.A. (Uruguay)

xii)	MetLife International Holdings, LLC (DE)

1)	Natiloportem Holdings, LLC (DE)

aa)

Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico) - 99% of Excelencia Operativa y Tecnologica, S.A. de C.V. is held by Natiloportem Holdings, LLC and 1% by MetLife Mexico Servicios, S.A. de C.V.

i)	MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

ii)	MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	PNB MetLife India Insurance Company Limited (India)- 32.05% is owned by MetLife International Holdings, LLC and the remainder is owned by third parties.

3)	Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)- 99.99935% is owned by MetLife International Holdings, LLC and 0.00065% is owned by Natiloporterm Holdings, LLC.

4)	MetLife Seguros S.A. (Argentina)- 95.5242% is owned by MetLife International Holdings, LLC, 2.6753% is owned by Natiloportem Holdings, LLC and 1.8005% by ITAS.

5)

Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)-66.662% is owned by MetLife International Holdings, LLC, 33.337% is owned by MetLife Worldwide Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

6)

MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, LLC and 0.00002% by Natiloportem Holdings, LLC.

7)	MetLife Seguros de Retiro S.A. (Argentina) - 96.8897% is owned by MetLife International Holdings, LLC, 3.1102% is owned by Natiloportem Holdings, LLC and 0.0001% by ITAS

8)	Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, LLC and 95% is owned by MetLife International Holdings, LLC.

9)	Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, LLC and 4.54% is owned by Natiloportem Holdings, LLC.

aa)

MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. is held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, LLC and 0.26% is held by MetLife Seguros de Retiro S.A.

10)	MetLife Worldwide Holdings, LLC (DE)

aa)	BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

11)	MetLife International Limited, LLC (DE)

12)	MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, LLC and 0.001% is owned by Natiloportem Holdings, LLC.

13)	MetLife Asia Limited (Hong Kong)

14)	AmMetLife Insurance Berhad (Malaysia) - 50.000002% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

15)	AmMetLife Takaful Berhad (Malaysia) - 49.999997% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, LLC and the remainder is owned by a third party.

16)	MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, LLC and the remainder by third parties.

17)

MetLife Mas, S.A. de C.V. (Mexico) - 99.99964399% MetLife Mas, SA de CV is owned by MetLife International Holdings, LLC and .00035601% is owned by International Technical and Advisory Services Limited.

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18)	MetLife Ireland Holdings One Limited (Ireland)

aa)	MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

i)	MetLife Ireland Treasury d.a.c (Ireland)

1)	MetLife General Insurance Limited (Australia)

2)

MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury d.a.c and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

aaa)	The Direct Call Centre PTY Limited (Australia)

bbb)	MetLife Investments PTY Limited (Australia)

i)

MetLife Insurance and Investment Trust (Australia) - MetLife Insurance and Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited (“MIPL”). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

ii)	Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, LLC.

1)	MetLife Mexico Holdings, S. de R.L. de C.V. (Mexico) - 99.99995% is owned by Metropolitan Global Management, LLC, and .00005% is owned by Excelencia Operativa y Tecnologica,S.A. de C.V.

aaa)	MetLife Pensiones Mexico S.A. (Mexico)- 97.5125% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2.4875% is owned by MetLife International Holdings, LLC.

bbb)	MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 2% is owned by MetLife International Holdings, LLC.

ccc)	MetLife Mexico S.A. (Mexico)- 99.050271% is owned by MetLife Mexico Holdings, S. de R.L. de C.V. and 0.949729% is owned by MetLife International Holdings, LLC.

i)	ML Capacitacion Comercial S.A. de C.V.(Mexico) - 99% is owned by MetLife Mexico S.A. and 1% is owned by MetLife Mexico Servicios, S.A. de C.V.

2)	MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

aaa)	MetLife Financial Services, Co., Ltd. (South Korea)

3.	International Investment Holding Company Limited (Russia)

4.	Borderland Investments Limited (DE)

a)	ALICO Hellas Single Member Limited Liability Company (Greece)

5.	International Technical and Advisory Services Limited (“ITAS”) (DE)

6.	ALICO Properties, Inc. (DE) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

a)	Global Properties, Inc. (DE)

7.

MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties. The Delaware Department of Insurance approved a disclaimer of affiliation and therefore, this company is not considered an affiliate under Delaware Law.

X.	MetLife European Holdings, LLC (DE)

Y.	MetLife Investment Management Holdings, LLC (DE)

1)	Logan Circle Partners GP, LLC (PA)

2)	Logan Circle Partners, L.P. (PA)

a)	Logan Circle Partners I LLC (PA)

b)	Logan Circle Partners Investment Management, LLC (DE)

3)	MetLife Real Estate Lending Manager LLC (DE)

4)	MetLife Real Estate Lending LLC (DE)

5)	ML Venture 1 Manager, S. de R.L. de C.V. (Mexico) - 99.9% is owned by MetLife Investment Management Holdings, LLC and 0.1% is owned by MetLife Investment Management Holdings (Ireland) Limited.

1) The voting securities (excluding directors’ qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

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ITEM 33. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant’s principal underwriter (the “Underwriter”), which is incorporated in the state of Missouri) and the Depositor, which is incorporated in the state of New York, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of the fact that such person is or was a director or officer of the respective company, under certain circumstances, against liabilities and expenses incurred by such person.

MetLife, Inc. also has adopted a policy to indemnify employees (“MetLife Employees”) of MetLife, Inc. or its affiliates (“MetLife”), including any MetLife Employees serving as directors or officers of the Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, are covered. MetLife, Inc. also has secured a Financial Institutions Bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company, pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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ITEM 34. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

General American Separate Account Two

General American Separate Account Eleven

General American Separate Account Twenty-Eight

General American Separate Account Twenty-Nine

Metropolitan Life Separate Account E

Metropolitan Life Separate Account UL

Metropolitan Life Variable Annuity Separate Account II

Metropolitan Tower Separate Account One

Metropolitan Tower Separate Account Two

New England Life Retirement Investment Account

New England Variable Annuity Fund I

Paragon Separate Account A

Paragon Separate Account B

Paragon Separate Account C

Paragon Separate Account D

Security Equity Separate Account 26

Security Equity Separate Account 27

Separate Account No. 13S

(b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 200 Park Avenue, New York, NY 10166.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER
Derrick Kelson	Director and Chairman of the Board, President and CEO
11225 North Community House Road
Charlotte NC, 28277

Bradd Chignoli	Director and Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Dina Lumerman	Director and Senior Vice President
501 Route 22
Bridgewater, NJ 08807

Thomas A. Schuster	Director and Senior Vice President
200 Park Avenue
New York, NY 10166

Elisabeth Bedore	Vice President and Chief Compliance Officer
One MetLife Way
Whippany, NJ 07981

Kelli Buford	Secretary
200 Park Avenue
New York, NY 10166

Charles Connery	Vice President and Treasurer
One MetLife Way
Whippany, NJ 07981

Justin Saudo	Vice President and Chief Information Security Officer
201 MetLife Way
Cary, NC 27513

Stuart Turetsky 200 Park Avenue New York, NY 10166	Chief Financial Officer

Robin Wagner	Legal Officer
200 Park Avenue
New York, NY 10166

(c) Compensation from the Registrant.

The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, during their last fiscal year.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS		COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
MetLife Investors Distribution Company	$	[*]	—	—	—

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ITEM 35. LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by the following companies:

(a)	Registrant

(b)	Metropolitan Life Insurance Company

MetLife GVUL; Suite 101; 11330 Olive Boulevard; St. Louis, Mo 63141

(c)	MetLife Investors Distribution Company

200 Park Avenue

New York, NY 10166.

(d)	Metropolitan Life Insurance Company

200 Park Avenue

New York, NY 10166

(e)	Metropolitan Life Insurance Company

18210 Crane Nest Road

Tampa, FL 33647

ITEM 36. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 37. FEE REPRESENTATION

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by Metropolitan Tower Life Insurance Company (“Guarantee Period”), filed as an exhibit to this Registration Statement (the “Guarantee”), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

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Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months from the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a policyholder’s request.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the Township of Scotch Plains, and State of New Jersey, the on the 9th day February, 2021.

Paragon Separate Account B (Registrant)

By: Metropolitan Life Insurance Company
(Depositor)

By:	/s/ Howard Koransky
Howard Koransky Vice President Metropolitan Life Insurance Company

Metropolitan Life Insurance Company (Depositor)

By:	/s/ Howard Koransky
Howard Koransky Vice President Metropolitan Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, in the capacities indicated, on February 9, 2021.

* R. Glenn Hubbard	Chairman of the Board Director

* Michel A. Khalaf	President, Chief Executive Officer and Director

* John McCallion	Executive Vice President, Chief Financial Officer and Treasurer

* Tamara Schock	Executive Vice President and Chief Accounting Officer

* Cheryl W. Grise	Director

* Carlos M. Gutierrez	Director

* Gerald L. Hassell	Director

* David L. Herzog	Director

* Edward J. Kelly, III	Director

* William E. Kennard	Director

* James M. Kilts	Director

* Catherine R. Kinney	Director

* Diana McKenzie	Director

* Denise M. Morrison	Director

* Mark A. Weinberger	Director

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President and Attorney-In-Fact
February 9, 2021

*	Metropolitan Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Metropolitan Tower Life Insurance Company has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Naples, and the State of Florida, on February 9, 2021.

Metropolitan Tower Life Insurance Company (Guarantor)

By:	/s/ Robin Wagner
Robin Wagner Assistant Vice President
Metropolitan Tower Life Insurance Company

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 9, 2021.

* Graham Scott Cox	President, Presiding Officer of the Board and Director and Director

* Tamara Schock	Executive Vice President and Chief Accounting Officer

* Michael Sakoulas	Senior Vice President and Chief Financial Officer and Treasurer

* Michael Borowski	Director

* Steven Caldwell	Director

* Charles Scully	Executive Vice President, Executive Investment Officer and Director

* Kevin Mackay	Director

* Rebecca Tadikonda	Director

* Michael Zarcone	Director

By:	/s/ Robin Wagner
Robin Wagner
Assistant Vice President and Attorney-In-Fact
February 9, 2021

*	Metropolitan Tower Life Insurance Company. Executed by Robin Wagner, on behalf of those indicated pursuant to powers of attorney.

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